Exhibit 99.2

EXECUTION VERSION

CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.,

PURCHASER

and

Grass River Real Estate Credit Partners Loan Funding, LLC,

SELLER

and

Grass River Real Estate Credit Partners REIT, LLC

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of February 28, 2019

Series 2019-C15

This Mortgage Loan Purchase Agreement (this “Agreement”), dated as of February 28, 2019, is among Credit Suisse Commercial Mortgage Securities Corp., a Delaware corporation, as purchaser (in such capacity, the “Purchaser”), Grass River Real Estate Credit Partners Loan Funding, LLC, a Delaware limited liability company, as seller (the “Seller”), and Grass River Real Estate Credit Partners REIT, LLC (“GR REIT”).

Capitalized terms used in this Agreement not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of March 1, 2019 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (in such capacity, the “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”), Wells Fargo Bank, National Association, as trustee (in such capacity, the “Trustee”), and Park Bridge Lender Services LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”) pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein), together with certain other mortgage loans, to a trust and certificates representing ownership interests in the Mortgage Loans, together with the other mortgage loans, will be issued by the trust (the “Trust”). In exchange for the Mortgage Loans and the other mortgage loans, the Trust will issue to or at the direction of the Depositor certificates to be known as CSAIL 2019-C15 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2019-C15 (collectively, the “Certificates”). For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and “Mortgaged Properties” refers to the properties securing such Mortgage Loans.

The Seller and GR REIT hereby acknowledge that GR REIT, as owner of a direct or indirect interest in the Seller, will benefit from the transactions contemplated by this Agreement and that the Purchaser is not willing to enter into this Agreement or the transactions contemplated hereby in the absence of the agreement of the Seller and GR REIT set forth in this Agreement.

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1        Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein) (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable), all of its right, title and interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, certain subservicing agreements permitted thereunder and any agreement to the appointment of the Master Servicer, dated prior to or as of the Closing Date, among the Depositor, the Master Servicer and the Seller (any such agreement a “Servicing Rights Purchase Agreement”)) in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the

Mortgage Loans after the Cut-off Date (and, in any event, notwithstanding anything herein to the contrary, excluding payments of principal and interest first due on the Mortgage Loans on or before the Cut-off Date), and excluding any Loan Seller Defeasance Rights and Obligations (as defined below) with respect to the Mortgage Loans.  Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable), will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Seller (other than the documents and records described in the concluding proviso in the first paragraph of Section 3(a) hereof or the concluding proviso of Section 3(b) hereof) shall (subject to the rights of each holder of an interest in any related Companion Loan, as and to the extent applicable) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Desert Marketplace Mortgage Loan pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the Desert Marketplace Mortgage Loan, as applicable) in, to and under the related Intercreditor Agreement (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as holder of any related Companion Loan). The Purchaser will sell (i) certain of the Certificates (the “Public Certificates”) to Credit Suisse Securities (USA) LLC and SG Americas Securities, LLC (collectively, in such capacity, the “Underwriters”) pursuant to the Underwriting Agreement, dated as of February 28, 2019 (the “Underwriting Agreement”), among the Purchaser, Column Financial, Inc. and the Underwriters and (ii) certain of the Certificates (the “Private Certificates”) to Credit Suisse Securities (USA) LLC and SG Americas Securities, LLC (collectively, in such capacity, the “Initial Purchasers” and, collectively with the Underwriters, the “Dealers”) pursuant to the Certificate Purchase Agreement, dated as of February 28, 2019 (the “Certificate Purchase Agreement”), among the Purchaser, Column Financial, Inc. and the Initial Purchasers.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. The purchase price of the Mortgage Loans shall be equal to the amount set forth on the cross receipt between the Seller and the Purchaser dated the Closing Date and shall be paid by the Purchaser to the Seller in immediately available funds on the Closing Date. The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

Notwithstanding anything to the contrary, the Purchaser and the Seller hereby acknowledge and agree that with respect to the Mortgage Loans secured by the Mortgaged Properties or portfolios of Mortgaged Properties identified as Mortgage Loan Numbers 5, 6, 12, 16, 17, 18, 21, 24, 25, 27, 28, 32, 33, 34 and 36 on the Mortgage Loan Schedule that are subject to defeasance, the Seller has retained the right of the lender under the Mortgage Loan documents to receive a percentage of the economic benefit associated with the ownership of the successor borrower, to designate and/or establish the successor borrower and/or to purchase (or cause the purchase on behalf of the related borrower of) the related defeasance collateral, in each case if there is a defeasance of such Mortgage Loan (“Loan Seller Defeasance Rights and Obligations”). The Purchaser shall cause the Pooling and Servicing Agreement to provide that: (i) if the Master Servicer receives notice of a defeasance request to a Mortgage Loan subject to defeasance, then the Master Servicer shall provide upon receipt of such notice, written notice of such defeasance request to the Seller or its assignee; and (ii) until such time as the Seller provides written notice to the contrary, notice of a defeasance of a Mortgage Loan with Loan Seller Defeasance Rights and Obligations shall be delivered to the Seller pursuant to the notice provisions of the Pooling and Servicing Agreement.

SECTION 2        Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan and, subject to Section 2.01(j) of the Pooling and Servicing Agreement, each Servicing Shift Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller or any of its Affiliates shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets (and any consolidated balance sheet that includes the Seller) and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

SECTION 3        Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver or cause to be delivered to the Custodian (on behalf of the Trustee) and the Master Servicer, respectively, on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise) (including, for the avoidance of doubt, the related Mortgage File), to the Custodian and the Master Servicer, as applicable, with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

In connection with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver one (1) PDF (on or before the Closing Date) and ten (10) originals (no later than 5 days after the Closing Date) of a power of attorney substantially in the form of Exhibit G hereto to each of the Master Servicer and the Special Servicer, that permits such parties to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and, if applicable, recordation of its Mortgage Loan documents until the assignment and recordation of all such Mortgage Loan documents has been completed.

(b)            The Seller shall deliver to and deposit with (or cause to be delivered to and deposited with) the Master Servicer, within five (5) Business Days after the Closing Date, any documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans and each related Serviced Companion Loan, as applicable, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans and each related Serviced Companion Loan, as applicable (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates), or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and each related Serviced Companion Loan, as applicable, or holders of interests therein and (iii) are in the possession or under the control of the Seller, together with (x) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan as of the Closing Date) and any related Serviced Companion Loan, as applicable, and (y) a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan, (or any related Serviced Companion Loan, as the case may be); provided that copies of any document, record or item referred to above in this sentence that constitutes a Designated Servicing Document shall be delivered to the Master Servicer on or before the Closing Date; provided, further, that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(c)             With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the Special Servicer, and the Pooling and Servicing Agreement shall require the Master Servicer to use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter).

SECTION 4        Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has (subject to the limitations set forth therein) conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5        Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)             except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, it shall record or cause a third party to record and file in the appropriate public recording office for real property records or UCC financing statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), the assignments of assignment of leases, rents and profits and the assignments of Mortgage and each related UCC financing statement assignment referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments of leases, rents and profits, assignments of Mortgage and financing statement assignments shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause the recording or filing of, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)            as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (ii), (iv), (vii) (if recorded), (ix) and (x) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC financing statement assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Purchaser (or the Custodian on its behalf) shall obtain therefrom a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Purchaser (or the Custodian on its behalf) shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)             it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Non-Serviced Mortgage Loans) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan (other than any Non-Serviced Mortgage Loans) to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders (and, in the case of each Serviced Whole Loan, the holder of the related Serviced Companion Loan, as and to the extent applicable). Prior to the date that a letter of credit with respect to any Mortgage Loan is transferred to the Master Servicer, the Seller will cooperate with the reasonable requests of the Master Servicer or the Special Servicer, as applicable, in connection with effectuating a draw under such letter of credit as required under the terms of the related Mortgage Loan documents;

(d)            the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement;

(e)             if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including the identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Property and the Seller and its affiliates (collectively, the “Seller Matters”) contained in the Offering Documents, or causes there to be an omission to state therein a material fact with respect to the Seller Matters required to be stated therein or necessary to make the statements therein with respect to the Seller Matters, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Prospectus, dated March 1, 2019 relating to the Public Certificates, the annexes and exhibits thereto or the Offering Circular dated March 1, 2019 relating to the Private Certificates, the annexes and exhibits thereto (collectively, the “Offering Documents”) in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Matters) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Offering Documents, as so amended or supplemented, will not contain an untrue statement with respect to the Seller Matters, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading with respect to the Seller Matters and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of February 28, 2019, among the Dealers, the Seller, GR REIT and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)             if the Seller requires the Master Servicer to retain any Servicing Function Participant to service any Mortgage Loan as of the Closing Date, it shall cause such Servicing Function Participant to comply, as evidenced by written documentation between such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.13, 11.14 and 11.16 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Exchange Act;

(g)            for so long as the Trust (or any Other Securitization that holds a related Companion Loan) is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to a Companion Loan relating to a Mortgage Loan contributed by Seller to the Trust (or a portion thereof) and which is deposited into any Other Securitization, the depositor of such Other Securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller in its capacity as a “Sponsor”, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant;

(h)            with respect to any Mortgage Loan contributed to the Trust by the Seller with one or more related Companion Loans held by the Seller or an affiliate as of the Closing Date, the Seller agrees that if disclosure related to the description of a party to the Pooling and

Servicing Agreement is requested by the holder of a related Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller;

(i)              it shall indemnify and hold harmless the Depositor and its directors and officers, and each other person who controls the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) a failure of the Seller to perform its obligations under Section 5(g) or (ii) negligence, bad faith or willful misconduct on the part of the Seller in the performance of such obligations;

(j)              no later than sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan to the Depositor by uploading such Diligence File to the Designated Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(k)             promptly upon completion of such delivery of the Diligence Files (but in no event later than sixty (60) days after the Closing Date), the Seller shall provide the Depositor with a certificate (with a copy (which may be sent by electronic mail) to each of the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee, the Custodian, the Asset Representations Reviewer and the Operating Advisor) substantially in the form of Exhibit E to this Agreement certifying that the electronic copy of the Diligence File for each Mortgage Loan uploaded to the Designated Site contains all documents and information required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and the Seller;

(l)              upon written request of the Asset Representations Reviewer (pursuant to Section 12.01(b)(ii) of the Pooling and Servicing Agreement), the Seller shall provide to the Master Servicer or the Special Servicer, as applicable, within ten (10) Business Days of receipt of such written request (which time period may be extended upon mutual agreement between the Seller and the Asset Representations Reviewer), copies of all relevant information, documents and records (including, but not limited to, records stored electronically on computer tapes, electronic discs, and similar media) requested by the Asset Representations Reviewer, and only to the extent in the possession of such Seller and not otherwise uploaded to the Designated Site, relating to the related Mortgage Loan that is a Delinquent Loan (as defined in the Pooling and Servicing Agreement) to enable the Asset Representations Reviewer to perform its duties under the Pooling and Servicing Agreement; provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations;

(m)            upon the completion of an Asset Review with respect to each Mortgage Loan that is a Delinquent Loan and within forty-five (45) days of the Seller’s receipt of an invoice from the Asset Representations Reviewer, the Seller shall pay to the Asset

Representations Reviewer the related Asset Representations Reviewer Asset Review Fee for such Asset Review;

(n)            the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section 5(m) above upon completion of an Asset Review and within 90 days of receiving an invoice from the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents and information required to be delivered by it pursuant to this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(o)            the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to such dispute resolution method;

(p)            prior to the delivery of the Preliminary Prospectus to investors, an officer of the Seller delivered to the Depositor a sub-certification (the “Preliminary Seller Sub-Certification”), a form of which is attached hereto as Exhibit F, to the certification subsequently provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Form SF-3, and prior to the time of pricing of the Certificates, an officer of the Seller has reconfirmed in writing as to the statements made in the Preliminary Seller Sub-Certification; and

(q)            prior to the delivery of the Prospectus to investors, an officer of the Seller delivered to the Depositor a sub-certification dated the date of the Prospectus (the “Final Seller Sub-Certification” and together with the Preliminary Seller Sub-Certification, the “Seller Sub-Certification”) to the certification subsequently provided by the Chief Executive Officer of the Depositor to the Securities and Exchange Commission pursuant to Form SF-3.

SECTION 6        Representations and Warranties.

(a)             Each of the Seller and GR REIT represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)              It is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans (in the case of the Seller) or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative

Document, and has the power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans (in the case of the Seller) in accordance with this Agreement;

(ii)            Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)          The execution and delivery of each Operative Document by it and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which it is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of its organizational documents or any agreement or instrument to which it is a party or by which it is bound, or any order or decree applicable to it, or result in the creation or imposition of any lien on any of its assets or property, in each case which would materially and adversely affect the ability of it to carry out the transactions contemplated by the Operative Documents;

(iv)          There is no action, suit, proceeding or investigation pending or, to its knowledge, threatened against it in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of it to carry out the transactions contemplated by each Operative Document;

(v)            It is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in its good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of it or its properties or might have consequences that, in its good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)          No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by it of, or compliance by it with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by it;

(vii)        In the case of the Seller, the transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

(viii)      It has no actual knowledge that any statement, report, officer’s certificate or other document prepared and furnished or to be furnished by such Seller in connection with the transactions contemplated hereby (including, without limitation, any financial cash flow models and underwriting file abstracts furnished by it) (collectively, the “Provided Information”) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, or, to the extent that it has become aware of any material misstatement or omission in any Provided Information, the Seller has notified the Purchaser in writing of such material misstatement or omission at least one Business Day prior to the Time of Sale (as defined in the Indemnification Agreement) and updated such Provided Information or the material misstatement or omission has been corrected in the Time of Sale Information (as defined in the Indemnification Agreement);

(ix)          The Seller has caused (or as of the Closing Date will have caused) each Servicing Function Participant, if any, that the Seller has caused the Master Servicer to retain and that services a Mortgage Loan as of the Closing Date to be required to comply, as evidenced by written documentation between each such Servicing Function Participant and the Seller, Purchaser or Master Servicer, with all reporting requirements set forth in Sections 11.04, 11.05, 11.06, 11.07, 11.08, 11.09, 11.10, 11.11, 11.13, 11.14 and 11.16 of the Pooling and Servicing Agreement applicable to such Servicing Function Participant for the Mortgage Loans, for so long as the Trust is subject to the reporting requirements of the Exchange Act; and

(x)            In the case of the Seller, except for the agreed-upon procedures report obtained from the accounting firm engaged to perform procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans (such report, the “Accountants’ Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain without the consent of the Purchaser) any “third party due diligence report” (as defined in Rule 15Ga-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Rule 15Ga-2”)) in connection with the securitization transaction contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ without the consent of the Purchaser) any third party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents. The Seller further represents and warrants that no portion of the Accountants’ Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Dealers are third-party beneficiaries of the provisions set forth in this Section 6(a)(x).

(b)            The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)              The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)            Assuming the due authorization, execution and delivery of this Agreement by the Seller and GR REIT, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)           The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)           There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)            The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)            No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountants’ Due Diligence Report and meeting the requirements of Form 15G, Rule 15Ga-2 and any other rules and regulations of the Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Dealers at least six (6) Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)            The Seller further makes the representations and warranties as to the Mortgage Loans set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement.

(d)            Pursuant to the Pooling and Servicing Agreement, if the Master Servicer or the Special Servicer receives a Repurchase Request, such party is required to give prompt written notice thereof to the Seller and the Purchaser.

(e)             Pursuant to the Pooling and Servicing Agreement, if any Certificateholder, the Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee discovers or receives notice alleging a Material Defect, then such Certificateholder, Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee will be required to give prompt written notice thereof to the Seller, the parties to the Pooling and Servicing Agreement and the Directing Certificateholder (prior to the occurrence and continuance of a Consultation Termination Event). Promptly upon becoming aware of any such Material Defect (including through a written notice given by a Certificateholder, the Directing Certificateholder, the Master Servicer, the Special Servicer, the Certificate Administrator, the Operating Advisor (solely in its capacity as Operating Advisor) or the Trustee, as provided above), the Seller shall, not later than 90 days after (i) except in the case of the succeeding clause (ii), the applicable Seller’s discovery of the Material Defect or receipt of notice of such Material Defect or (ii) in the case of a Material Defect relating to a Mortgage Loan not being a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, but without regard to the rule of Treasury Regulations Section 1.860G-2(f)(2) that causes a defective Mortgage Loan to be treated as a qualified mortgage (as used herein, a “Qualified Mortgage”), the earlier of (x) the discovery by the Seller or any party to the Pooling and Servicing Agreement of such Material Defect or (y)

receipt of notice of a discovery of such Material Defect from any party to the Pooling and Servicing Agreement by the Seller, cure the same in all material respects (which cure shall include payment of any losses and additional trust fund expenses associated therewith) or, if such Material Defect cannot be cured within such 90 day period, the Seller shall either (i) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith or (ii) repurchase the affected Mortgage Loan or any related REO Property (or the Trust’s interest therein) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account; provided, however, that if (i) such Material Defect is capable of being cured but not within such 90 day period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such 90 day period, then the Seller shall have an additional 90 days to complete such cure (or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above) it being understood and agreed that, in connection with the Seller’s receiving such additional 90 day period, the Seller shall deliver an Officer’s Certificate to the Trustee, the Certificate Administrator, the Master Servicer, the Special Servicer, the Operating Advisor and (prior to the occurrence and continuance of a Consultation Termination Event) the Directing Holder setting forth the reasons such Material Defect is not capable of being cured within the initial 90 day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Defect will be cured within such additional 90 day period; and provided, further, that, if any such Material Defect is still not cured after the initial 90 day period and any such additional 90 day period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, substitution or repurchase obligations in respect of such Material Defect so long as the Seller certifies to the Trustee, the Special Servicer, the Master Servicer and the Certificate Administrator every 30 days thereafter that the Material Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, substitution or repurchase may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it shall notify the Purchaser.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Master Servicer or the Special Servicer, as applicable, on behalf of the Trust, and, if no Control Termination Event has occurred and is continuing and only with respect to a Mortgage Loan that is not an Excluded Loan, with the consent of the Directing Certificateholder) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage Loan, may not be cured by a Loss of Value Payment.

Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or substitute the related Mortgage Loan or otherwise cure such Material Defect.

If any Breach pertains to a representation or warranty to the effect that the related Mortgage Loan documents or any particular Mortgage Loan document requires the related Mortgagor to bear the costs and expenses associated with any particular action or matter under such Mortgage Loan document(s), then the Seller shall not be required to repurchase or substitute such Mortgage Loan and the sole remedy with respect to any Breach of such representation shall be to cure such Breach within the applicable cure period (as the same may be extended) by reimbursing the Trust (by wire transfer of immediately available funds) for (i) the reasonable amount of any such costs and expenses incurred by the Master Servicer, the Special Servicer, the Certificate Administrator, the Trustee or the Trust that are the basis of such Breach and have not been reimbursed by the related Mortgagor and (ii) if such Mortgage Loan is or was a Delinquent Loan, the amount of any fees payable, without duplication, pursuant to Section 5(m) to the extent not previously paid by the Seller to the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan; provided, however, that in the event any such costs and expenses exceed $10,000, the Seller shall have the option to either repurchase or substitute for the related Mortgage Loan as provided above or pay such costs and expenses.  If the Seller elects to pay such costs and expenses, the Seller shall remit the amount to the Master Servicer or the Special Servicer, as applicable, for disbursement to the applicable persons and upon its making such remittance, the Seller shall be deemed to have cured such Breach in all respects.  To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the portion of the cure payment equal to such fees or expenses obtained from the Mortgagor shall be promptly returned to the Seller pursuant to Section 2.03(b) or Section 2.03(g), as applicable, of the Pooling and Servicing Agreement.  No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect will relieve the Seller of its obligation to repurchase or substitute for the related Mortgage Loan (or GR REIT of its respective obligations with respect thereto) unless (i) the Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to this Agreement or the Pooling and Servicing Agreement (other than the Asset Representations Reviewer) to provide prompt notice as required by the terms hereof or of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (for the avoidance of doubt, knowledge shall not be deemed to exist by reason of the Custodial Exception Report), (iii) such Material Defect does not relate to the applicable Mortgage Loan not being a Qualified Mortgage and (iv) such delay precludes the Seller from curing such Material Defect.

If there is a Material Defect with respect to one or more Mortgaged Properties securing a Mortgage Loan, the Seller shall not be obligated to repurchase the Mortgage Loan if (i) the affected Mortgaged Property may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property is, in fact, released), (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an Opinion of Counsel to the effect that such release in lieu of a repurchase does not (A) cause any Trust REMIC to fail to qualify as a

REMIC or (B) result in the imposition of a tax upon any Trust REMIC or the Trust and (iii) each applicable Rating Agency has provided a Rating Agency Confirmation.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, any of the following will cause a document in the Mortgage File delivered by the Seller for any Mortgage Loan to be deemed to have a “Defect” that constitutes a Material Defect and to be conclusively presumed to materially and adversely affect the interests of Certificateholders in a Mortgage Loan (but solely with respect to clause (a)) and to be deemed to materially and adversely affect the interests of the Certificateholders in and the value of a Mortgage Loan: (a) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity with a copy of the Mortgage Note that appears to be regular on its face; (b) the absence from the Mortgage File of the original signed Mortgage that appears to be regular on its face, unless there is included in the Mortgage File either a copy of the Mortgage with evidence of recording thereon or a copy of the Mortgage and a certificate from the related Seller stating that the original signed Mortgage was sent for recordation (or certified by the applicable recorder’s office); (c) the absence from the Mortgage File of the lender’s title insurance policy issued on the date of the origination of such Mortgage Loan (or, if such policy has not been issued or located, an irrevocable, binding commitment (which may be a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company)) called for by clause (viii) of the definition of “Mortgage File” in the Pooling and Servicing Agreement; (d) the absence from the Mortgage File of any intervening assignments required to create a complete chain of assignments to the Trustee on behalf of the Trust, unless there is included in the Mortgage File either a copy of the assignment with evidence of recording thereon or a copy of the intervening assignment and a certificate from the Seller stating that the original intervening assignments were sent for filing or recordation (or certified by the applicable recorder’s office), as applicable; (e) the absence from the Mortgage File of any required letter of credit (except as permitted under Section 2.01(b) of the Pooling and Servicing Agreement); or (f) with respect to any related leasehold Mortgage Loan, the absence from the related Mortgage File of a copy (or an original, if available) of the related Ground Lease; provided, however, that no Defect (except Defects described in clauses (a) through (f) above) shall be considered to materially and adversely affect the value of the related Mortgage Loan, the value of the related Mortgaged Property or the interests of the Trustee or Certificateholders unless the document with respect to which the Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the related Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the related Mortgage Loan or for any immediate significant servicing obligation.

With respect to each Non-Serviced Mortgage Loan contributed to the Trust by the Seller, the Seller agrees that if a “Defect” (or analogous term) under, and as such term (or any analogous term) is defined in, the related Non-Serviced PSA exists with respect to the related Non-Serviced Companion Loan securitized under such Non-Serviced PSA and the Seller (or any other responsible repurchasing party) repurchases the related controlling Non-Serviced Companion Loan from the related Non-Serviced Trust, then the Seller shall also promptly repurchase such Mortgage Loan from the Trust at the applicable Purchase Price; provided, however, that the foregoing shall not apply to any Defect related solely to the promissory note for any related Non-Serviced Companion Loan.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in such Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in such Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Underlying Loans, including with respect to the Trustee, the Primary Collateral securing Crossed Underlying Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Underlying Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

(f)             In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing or substituting entity evidencing such repurchase or substitution, all portions of the Mortgage File, the Servicing File and other documents and all Escrow Payments and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing or substituting entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution, as the case may be, have been satisfied.

(g)            The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)            Each party hereto agrees to promptly notify each other party of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, to repurchase or substitute for any affected Mortgage Loan, or pay the Loss of Value Payment or other required payment pursuant to this Section 6, and GR REIT’s guarantee of payment in connection with such obligations pursuant to Section 24, shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in or made pursuant to Section 6(c) of this Agreement or a Defect with respect to any Mortgage Loan.

(i)              The Seller shall promptly notify the Purchaser if (i) the Seller or GR REIT receives a Repurchase Communication of a Repurchase Request (other than from the Purchaser), (ii) the Seller or GR REIT repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a withdrawal of a Repurchase Request of which notice has been previously received or given and which withdrawal is by the Person making such Repurchase Request (a “Repurchase Request Withdrawal”) (other than from the Purchaser) or (iv) the Seller rejects or disputes any Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a Repurchase Request or a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the Repurchase Request (as asserted in the Repurchase Request) or (y) any rejection or dispute of a Repurchase Request, as applicable.

The Seller shall provide to the Purchaser and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission. For the avoidance of doubt, the foregoing obligation shall not prohibit the Seller from filing a Form ABS-15G on or prior to the date on which such copy is provided to the Purchaser and the Certificate Administrator.

In addition, the Seller shall provide the Purchaser, upon request, such other information in its possession as would permit the Purchaser to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no Person that is required to provide a 15Ga-1 Notice (a “15Ga-1 Notice Provider”) will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.02(g) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.02(g) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller or GR REIT of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 0001763502.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

SECTION 7        Review of Mortgage File. The Purchaser shall require the Custodian pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8        Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)             Each of the obligations of the Seller and GR REIT required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller and GR REIT under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which, with notice or the passage of time, would constitute a default on the part of the Seller or GR REIT under this Agreement, and the Purchaser shall have received certificates from the Seller and GR REIT to the foregoing effect signed by an authorized officer of such party substantially in the form of Exhibit D-1 and Exhibit D-2 to this Agreement.

(b)            The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)             The Purchaser shall have received the following additional closing documents:

(i)              copies of the Seller’s and GR REIT’s Certificate of Formation and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)             a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that the Seller is duly organized, existing and in good standing in the State of Delaware;

(iii)           a certificate as of a recent date of the Secretary of State of the State of Delaware to the effect that GR REIT is duly organized, existing and in good standing in the State of Delaware;

(iv)           an officer’s certificate of the Seller and GR REIT in form reasonably acceptable to the Dealers and each Rating Agency;

(v)            an opinion of counsel of the Seller and GR REIT, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Dealers and each Rating Agency; and

(vi)           a letter from counsel to the Seller and GR REIT substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular

and the Final Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus or the Preliminary Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller, the Mortgage Loans, any related Companion Loan(s), the related Mortgagors or the related Mortgaged Properties, any untrue statement of a material fact or omitted or omits, as applicable, to state a material fact necessary in order to make the statements therein relating to the Seller, the Mortgage Loans, any related Companion Loan(s), the related Mortgagors or the related Mortgaged Properties, in the light of the circumstances under which they were made, not misleading and (b) the information relating to the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including identification of the parties to the related Other Pooling and Servicing Agreement), the related borrowers, the related Mortgaged Properties or the Seller and its affiliates (to the extent such affiliate is not a Dealer) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)            The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement.

(e)             The Seller and GR REIT shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)             The Seller and GR REIT shall furnish the Purchaser and the Dealers with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9        Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, at 10:00 a.m. New York Time, on the Closing Date or such other place and time as the parties shall agree.

SECTION 10     Expenses. The Seller will pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular and the Final Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; (x) all registration fees incurred by the Purchaser in connection with the filing of its registration statement allocable to the issuance of the Public Certificates; and (xi) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Dealers.

SECTION 11     Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12     Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13     Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14     Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE

FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15     No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third party except as expressly set forth in Section 6(a)(x) and Section 16.

SECTION 16     Assignment.

(a) Each of the Seller and GR REIT hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, GR REIT, the Purchaser and their permitted successors and assigns. Any Person into which the Seller or GR REIT may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller or GR REIT may become a party, or any Person succeeding to all or substantially all of the business of the Seller or GR REIT, shall be the successor to the Seller or GR REIT hereunder without any further act. The warranties and representations and the agreements made by the Seller and GR REIT herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b) The Asset Representations Reviewer shall be an express third-party beneficiary of Sections 5(j), 5(k), 5(l) and 5(m) of this Agreement.

SECTION 17     Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail to it at 11 Madison Avenue, New York, New York 10010, to the attention of Charles Lee, fax number: (212) 322-0965, with a copy to Barbara Nottebohm, 11 Madison Avenue, 11th Floor, New York, New York 10010, fax number (212) 743-2823, e-mail: barbara.nottebohm@credit-suisse.com, (ii) if sent to the Seller or GR REIT, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at 3650 REIT, Attn.: General Counsel, 2977 McFarlane Road, Suite 300, Miami, Fl 33133, email: mjefferis@3650REIT.com, (iii) if sent to any party other than the Purchaser or the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail to such party’s address provided in Section 13.05 of the Pooling and Servicing Agreement, and (iv) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18     Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller and GR REIT. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which changes in any manner (i) any defined term contained therein, (ii) any obligations or rights of the Seller or GR REIT herein or otherwise or (iii) any rights of the Seller as a third-party beneficiary of the Pooling and Servicing Agreement shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19     Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20     Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller or GR REIT and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21     No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller or GR REIT and neither the Purchaser nor the Seller nor GR REIT shall take any action which could reasonably lead a third party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22     Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

SECTION 23     Further Assurances. The Seller, GR REIT and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

SECTION 24     Guaranty by GR REIT. (a) GR REIT hereby unconditionally and irrevocably guarantees to the Purchaser the due and punctual payment of all sums due by, and the performance of all obligations of, the Seller under Sections 3(c), 6(e), 6(h), 8 and 10 of this Agreement and any other provisions hereof requiring the payment of any amount by the Seller and, to the extent that they relate to the obligations of the Seller to cure any Material Defect, or repurchase or substitute for any affected Mortgage Loan or make any other payment, Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement, as and when the same shall become due and payable (after giving effect to any applicable grace period) according to the terms hereof or thereof. In the case of the failure of the Seller to make any such payment as and when due, GR REIT hereby agrees to make such payment or cause such payment to be made, promptly upon written demand by the Purchaser to GR REIT, but any delay in providing such notice shall not under any circumstances reduce the liability of GR REIT or operate as a waiver of the Purchaser’s right to demand payment.

(b)       This guarantee shall be a guaranty of payment and performance, and the obligations of GR REIT under this guarantee shall be continuing, absolute and unconditional. GR REIT waives any and all defenses it may have arising out of: (i) the validity, regularity or enforceability of this Agreement; (ii) the absence of any action to enforce the same; (iii) the rendering of any judgment against the Seller or any action to enforce the same; (iv) any waiver or consent by the Purchaser or any amendment or other modification to this Agreement; (v) any defense to payment hereunder based upon suretyship defenses; (vi) the bankruptcy or insolvency of the Seller, (vii) any defense based on (1) the corporate status of the Seller, (2) the power and authority of the Seller to enter into this Agreement and to perform its obligations hereunder or (3) the legality, validity and enforceability of the Seller’s obligation under this Agreement, or (viii) any other defense, circumstances or limitation of any nature whatsoever that would constitute a legal or equitable discharge of a guarantor or other third party obligor. This guarantee shall continue to remain in full force and effect in accordance with its terms notwithstanding the renewal, extension, modification, or waiver, in whole or in part, of any of the Seller’s obligations under this Agreement or the Pooling and Servicing Agreement which are subject to this guarantee.

(c)       GR REIT waives (i) diligence, presentment, demand for payment, protest and notice of nonpayment or dishonor and all other notices and demands relating to this Agreement and (ii) any requirement that the Purchaser proceed first against the Seller under this Agreement or otherwise exhaust any right, power or remedy under this Agreement before proceeding hereunder.

SECTION 25     Indemnification by GR REIT. GR REIT shall indemnify and hold harmless the Purchaser from and against any and all loss, cost or expense, including any losses, liabilities, penalties, fines, forfeitures, fees (including reasonable attorneys’ fees) and related costs, judgments, and any other costs, including any costs of enforcement, incurred or suffered as a result of, or related to, (i) any breach by the Seller of any of its representations, warranties or covenants in this Agreement (other than Sections 3, 6(c), 6(e) and 10 hereof and any other provisions hereof requiring the payment of any amount by the Seller) or (ii) the invalidity or otherwise unenforceability of the guaranty provided for under, or any other provisions of, Section 24, including the waiver of any defenses provided for pursuant to Section 24, or for any limitations on the recovery or timing of amounts in connection with the attempted enforcement of the guaranty.

SECTION 26     Recognition of U.S. Special Resolution Regimes.

(a)             In the event any party to this Agreement that is a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such party of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime.

(b)            In the event that any party to this Agreement that is a Covered Party or any BHC Affiliate of such party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Right under this Agreement that may be exercised against such party is permitted to be exercised to no greater extent than such Default Right could be exercised under the U.S. Special Resolution Regime.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 27     Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(a)             Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 26, no party to this Agreement shall be permitted to exercise any Default Right against a party that is a Covered Entity with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to a receivership, insolvency, liquidation, resolution or similar proceeding (each an "Insolvency Proceeding"), except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5 or 12 C.F.R. § 382.4, as applicable.

(b)            After a BHC Affiliate of a party that is a Covered Entity has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Entity with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

CREDIT SUISSE COMMERCIAL MORTGAGE SECURITIES CORP.

By:	/s/ Julia Powell
Name: Julia Powell
Title: Authorized Signatory

Grass River Real Estate Credit Partners Loan Funding, LLC

By:	/s/ Toby Cobb
Name: Toby Cobb
Title: Treasurer

Grass River Real Estate Credit Partners REIT LLC

By:	Grass River Capital Partner LLC, its manager

By:	/s/ Toby Cobb
Name: Toby Cobb
Title: Treasurer

CSAIL 2019-C15:3650 REIT MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN

EXH. A - 1

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Mortgagor Name
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	Causeway Square LLC
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	Monterey Holdings, L.P.
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	7111 Crabb Road LLC
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	Stanford Culver, LLC
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	Durango Warm Springs III, LLC
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	Baruch Lincoln, LLC; Baruch Lincoln II, LLC
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	WHG SU Atlanta LLC; WHG SU Casselberry LLC; WHG SU Columbus LLC; WHG SU Concord LLC; WHG Su Dellagates LLC
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	TKG Deland Perm, LLC
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	Regal Asset Group, LLC; California Market Holdings, LLC; Harvard Holdings, LLC
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	Mesa Royale 152, LLC
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	Naman Speedway II, LLC
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	Naman Wilmington II, LLC
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	Naman Walterboro II, LLC
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	Oak Lawn Joint Venture I, L.L.C.; SUP I Oak Lawn I, LLC
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	Wilshire Camino, LLC
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	College & Claremont Shops, LLC
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	WHG SU Bentonville LP; WHG SU Covington LP
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	Go Store it Rock Hill, LLC; Go Store it Mooresville, LLC
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	Mock Greenfield, LLC

EXH. A - 2

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Property Address	City	State
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	1801 Northeast 123rd Street	North Miami	FL
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	415 West Carmel Valley Road	Carmel Valley	CA
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	7111 Crabb Road	Temperance	MI
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	3831 Hughes Avenue	Culver City	CA
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	8435-8595 West Warm Springs Road	Las Vegas	NV
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	110 West Fayette Street	Syracuse	NY
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	Various	Various	Various
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL	210 North Oxford Road	Casselberry	FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL	9435 Delegates Drive	Orlando	FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC	7725 Sossamon Lane Northwest	Concord	NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA	2050 Peachtree Industrial Ct	Chamblee	GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH	6275 Quarter Horse Drive	Columbus	OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	2295, 2337, 2417, and 2431 South Woodland Boulevard	Deland	FL
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	1800-1854 East Route 66 and 625 & 645 South Lone Hill Avenue	Glendora	CA
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	1825 North Stapley Drive	Mesa	AZ
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	7200 Scott Padgett Parkway	Concord	NC
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	2065 Cedar Creek Road	Fayetteville	NC
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	129 Cane Branch Road	Walterboro	SC
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	8707-8767 South Ridgeland Avenue	Oak Lawn	IL
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	120 El Camino Drive	Beverly Hills	CA
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	6300 College Avenue	Oakland	CA
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	Various	Various	Various
33.01		3650 REIT	HomeTowne Covington	9161 City Pond Road	Covington	GA
33.02		3650 REIT	HomeTowne Bentonville	200 Southwest Suburban Drive	Bentonville	AR
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	Various	Various	Various
34.01		3650 REIT	Mooresville Storage	196 East Plaza Drive	Mooresville	NC
34.02		3650 REIT	Rock Hill Storage	1450 Celanese Road & 1015 Park Avenue	Rock Hill	SC
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	1233 North State Street	Greenfield	IN

EXH. A - 3

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Zip Code	County	Size	Measure	Mortgage Rate in Effect at Origination (%)	Net Mortgage Rate in Effect at the Cut-off Date (%)	Companion Loan Mortgage Rate in Effect at Origination (%)
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	33181	Miami-Dade	168,781	Square Feet	5.2650000%	5.2211800%	NAP
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	93924	Monterey	73	Rooms	5.3470000%	5.3031800%	NAP
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	48182	Monroe	756,856	Square Feet	5.3200000%	5.2761800%	NAP
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	90232	Los Angeles	56,587	Square Feet	4.6600000%	4.6161800%	NAP
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	89113	Clark	186,872	Square Feet	5.4150000%	5.3711800%	5.4150000%
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	13202	Onondaga	305,598	Square Feet	5.4000000%	5.3561800%	NAP
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	Various	Various	656	Rooms	5.2550000%	5.2111800%	NAP
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL	32707	Seminole	143	Rooms
18.02		3650 REIT	HomeTowne Studios - Delegates, FL	32837	Orange	142	Rooms
18.03		3650 REIT	HomeTowne Studios - Concord, NC	28027	Cabarrus	101	Rooms
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA	30341	DeKalb	149	Rooms
18.05		3650 REIT	HomeTowne Studios - Columbus, OH	43229	Franklin	121	Rooms
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	32724	Volusia	91,018	Square Feet	5.1126829%	5.0688629%	NAP
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	91740	Los Angeles	77,624	Square Feet	4.9000000%	4.8561800%	NAP
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	85203	Maricopa	152	Units	4.7100000%	4.6661800%	NAP
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	28027	Cabarrus	115	Rooms	5.2100000%	5.1661800%	NAP
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	28312	Cumberland	114	Rooms	5.1000000%	5.0561800%	NAP
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	29488	Colleton	98	Rooms	5.1000000%	5.0561800%	NAP
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	60453	Cook	66,815	Square Feet	4.8500000%	4.8061800%	NAP
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	90212	Los Angeles	15,121	Square Feet	4.4700000%	4.4261800%	NAP
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	94705	Alameda	9,498	Square Feet	5.0850000%	5.0411800%	NAP
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	Various	Various	257	Rooms	5.1400000%	5.0961800%	NAP
33.01		3650 REIT	HomeTowne Covington	30014	Newton	139	Rooms
33.02		3650 REIT	HomeTowne Bentonville	72712	Benton	118	Rooms
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	Various	Various	78,797	Square Feet	5.1950000%	5.1511800%	NAP
34.01		3650 REIT	Mooresville Storage	28115	Iredell	N/A	N/A
34.02		3650 REIT	Rock Hill Storage	29732	York	N/A	N/A
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	46140	Hancock	10,125	Square Feet	4.7870000%	4.7431800%	NAP

EXH. A - 4

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Companion Loan Net Mortgage Rate in Effect at the Cut-off Date (%)	Original Principal Balance	Cut-off Principal Balance	Original Term	Remaining Term	Maturity/ARD Date	Amortiziation Term	Remaining Amortization Term for Balloon Loans
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	NAP	$45,000,000	$45,000,000	120	116	11/5/2028	360	360
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	NAP	$43,500,000	$43,500,000	120	115	10/5/2028	360	360
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	NAP	$25,750,000	$25,577,065	120	114	9/5/2028	360	354
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	NAP	$25,000,000	$25,000,000	120	118	1/5/2029	0	0
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	5.3711800%	$23,000,000	$23,000,000	120	116	11/5/2028	360	360
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	NAP	$22,750,000	$22,750,000	120	118	1/5/2029	360	360
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	NAP	$20,500,000	$20,500,000	120	113	8/5/2028	300	300
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL		$6,050,000	$6,050,000
18.02		3650 REIT	HomeTowne Studios - Delegates, FL		$4,600,000	$4,600,000
18.03		3650 REIT	HomeTowne Studios - Concord, NC		$3,750,000	$3,750,000
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA		$3,700,000	$3,700,000
18.05		3650 REIT	HomeTowne Studios - Columbus, OH		$2,400,000	$2,400,000
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	NAP	$20,500,000	$20,500,000	120	117	12/5/2028	360	360
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	NAP	$18,500,000	$18,500,000	120	115	10/5/2028	0	0
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	NAP	$15,600,000	$15,600,000	120	106	1/5/2028	360	360
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	NAP	$14,000,000	$13,965,559	120	118	1/5/2029	360	358
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	NAP	$11,500,000	$11,386,315	120	114	9/5/2028	300	294
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	NAP	$10,500,000	$10,396,201	120	114	9/5/2028	300	294
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	NAP	$9,200,000	$9,200,000	120	115	10/5/2028	360	360
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	NAP	$7,150,000	$7,150,000	120	106	1/5/2028	0	0
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	NAP	$6,500,000	$6,500,000	120	116	11/5/2028	0	0
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	NAP	$6,100,000	$6,079,030	120	118	1/5/2029	300	298
33.01		3650 REIT	HomeTowne Covington		$3,700,000	$3,687,281
33.02		3650 REIT	HomeTowne Bentonville		$2,400,000	$2,391,750
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	NAP	$4,500,000	$4,500,000	120	114	9/5/2028	360	360
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	NAP	$3,700,000	$3,621,886	120	103	10/5/2027	360	343

EXH. A - 5

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Companion Loan Cut-off Principal Balance	Companion Loan Original Term	Companion Loan Remaining Term	Companion Loan Maturity/ARD Date	Companion Loan Amortiziation Term	Companion Loan Remaining Amortization Term for Balloon Loans	Trust Monthly Debt Service (IO)	Trust Monthly Debt Service (P&I)
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	NAP	NAP	NAP	NAP	NAP	NAP	$200,180	$248,910
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	NAP	NAP	NAP	NAP	NAP	NAP	$196,521	$242,829
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	NAP	NAP	NAP	NAP	NAP	NAP	$102,619	$143,311
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	NAP	NAP	NAP	NAP	NAP	NAP	$98,432	NAP
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	$10,000,000	120	116	11/5/2028	360	360	$105,229	$129,368
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	NAP	NAP	NAP	NAP	NAP	NAP	$103,797	$127,748
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	$91,020	$122,906
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	NAP	NAP	NAP	NAP	NAP	NAP	$88,797	$111,476
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	NAP	NAP	NAP	NAP	NAP	NAP	$76,591	NAP
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	NAP	NAP	NAP	NAP	NAP	NAP	$62,080	$81,001
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	NAP	NAP	NAP	NAP	NAP	NAP	NAP	$76,962
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	NAP	NAP	NAP	NAP	NAP	NAP	NAP	$67,900
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	NAP	NAP	NAP	NAP	NAP	NAP	NAP	$61,995
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	NAP	NAP	NAP	NAP	NAP	NAP	$37,700	$48,548
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	NAP	NAP	NAP	NAP	NAP	NAP	$27,004	NAP
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	NAP	NAP	NAP	NAP	NAP	NAP	$27,926	NAP
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	NAP	NAP	NAP	NAP	NAP	NAP	NAP	$36,159
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	NAP	NAP	NAP	NAP	NAP	NAP	$19,752	$24,696
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	NAP	NAP	NAP	NAP	NAP	NAP	NAP	$19,384

EXH. A - 6

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Servicing Fee Rate	Master Servicing Fee Rate	Primary Servicing Fee Rate	Subservicing Fee	Accrual Type	ARD (Y/N)	Revised Rate (%)	Title Type
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL								Fee
18.02		3650 REIT	HomeTowne Studios - Delegates, FL								Fee
18.03		3650 REIT	HomeTowne Studios - Concord, NC								Fee
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA								Fee
18.05		3650 REIT	HomeTowne Studios - Columbus, OH								Fee
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
33.01		3650 REIT	HomeTowne Covington								Fee
33.02		3650 REIT	HomeTowne Bentonville								Fee
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee
34.01		3650 REIT	Mooresville Storage								Fee
34.02		3650 REIT	Rock Hill Storage								Fee
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	0.03250%	0.00125%	0.03125%	0.00000%	Actual/360	No	NAP	Fee

EXH. A - 7

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Crossed Collateralized Loan	Cross Defaulted Loan	Non-Recourse Carveout Guarantor	Letter of Credit	Upfront CapEx Reserve
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	No	No	Irwin Elliot Tauber	No	$0
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	No	No	Ensemble Investments, LLC	No	$0
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	No	No	Allan R. Adelson; Garrett Middlekauff	No	$200,000
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	No	No	David Taban	No	$0
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	No	No	The Walters Group	No	$0
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	No	No	Asher Roshanzamir	No	$0
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	No	No	Westplace Modesto Investors, LLC	No	$0
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	No	No	E. Stanley Kroenke	No	$0
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	No	No	David Taban; Michael Pashaie; K. Joseph Shabani	No	$0
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	No	No	Investment Concepts, Inc.	No	$0
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	No	No	Nikhil Patel; Amar Patel; Sureshkumar C. Patel	No	$0
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	No	No	Nikhil Patel; Amar Patel	No	$0
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	No	No	Nikhil Patel; Amar Patel	No	$0
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	No	No	Sterling United Properties I, L.P.	No	$820,785
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	No	No	Abraham Mathalon; Abe Kamara; Moussa Shaaya	No	$0
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	No	No	Terramar Retail Centers, LLC	No	$0
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	No	No	R&R Real Estate Investment Trust	No	$0
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	No	No	Ryan Hanks	No	$0
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	No	No	Ging J. Mock	No	$0

EXH. A - 8

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Upfront Eng. Reserve	Upfront Envir. Reserve	Upfront TI/LC Reserve	Upfront RE Tax Reserve	Upfront Ins. Reserve	Upfront Debt Service Reserve
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	$0	$75,000	$168,156	$561,158	$0	$0
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	$0	$0	$0	$75,000	$0	$0
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	$0	$0	$0	$53,161	$6,307	$0
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	$0	$0	$400,000	$0	$0	$0
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	$0	$0	$500,000	$64,043	$6,672	$0
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	$0	$0	$500,000	$62,833	$0	$0
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	$0	$0	$0	$179,156	$0	$0
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	$0	$0	$0	$0	$0	$0
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	$0	$0	$0	$141,467	$0	$0
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	$0	$0	$0	$19,600	$0	$0
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	$0	$0	$0	$56,180	$13,447	$0
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	$0	$0	$0	$7,230	$10,053	$0
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	$0	$0	$0	$112,500	$14,678	$0
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	$214,011	$0	$0	$148,636	$0	$0
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	$0	$0	$0	$37,491	$7,000	$0
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	$0	$0	$0	$0	$0	$0
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	$0	$0	$0	$21,509	$0	$0
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	$20,000	$0	$0	$52,219	$500	$0
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	$9,519	$0	$0	$0	$0	$0

EXH. A - 9

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Upfront Other Reserve
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	$881,844
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	$0
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	$0
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	$73,126
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	$89,912
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	$0
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	$0
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	$0
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	$0
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	$0
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	$0
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	$0
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	$0
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	$0
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	$0
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	$0
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	$0
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	$0
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	$0

EXH. A - 10

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Monthly Capex Reserve	Monthly Envir. Reserve	Monthly TI/LC Reserve
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	$2,391	$0	$12,500
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	$53,007	$0	$0
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	Springing	$0	$22,075
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	$566	$0	$4,715
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	$3,893	$0	$11,680 (12/5/2018-11/5/2022); $6,229 (12/5/2022- 11/5/2028)
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	$5,093	$0	Springing
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	Monthly deposit shall be an amount greater of (i) FF&E Payment, (ii) the amount of the deposit required by Franchisor on account of FF&E under the Franchise Agreement, (iii) $33,700	$0	$0
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	Springing	$0	Springing
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	$1,229	$0	$3,333
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	$3,167	$0	$0
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	1/12th of 4% of Total Revenue	$0	$0
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	1/12th of 4% of Total Revenue	$0	$0
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	1/12th of 4% of Total Revenue	$0	$0
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	$3,469	$0	$11,563
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	$315	$0	$1,259
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	Springing	$0	$554
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	Greater of (i) the FF&E Payment ($20,833.33 until 1/5/2022 and 5% of total revenue thereafter), or (ii) the amount of the deposit required by Franchisor on account of FF&E under the Franchise Agreement	$0	$0
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	$1,247	$0	$0
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	$84	$0	$0

EXH. A - 11

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Monthly RE Tax Reserve	Monthly Ins. Reserve	Monthly Debt Service Reserve	Monthly Other Reserve
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	$43,166	$2,392	$0	Lease Sweep Reserve (Springing)
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	$19,681	Springing	$0	PIP Reserve (Springing)
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	$17,720	$6,307	$0	Lease Sweep Reserve (Springing)
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	$20,329	Springing	$0	$0
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	$16,011	$3,336	$0	Lease Sweep Reserve (springing)
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	$62,833	Springing	$0	Lease Sweep Reserve (Springing)
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	$29,859	Springing	$0	$0
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL
18.02		3650 REIT	HomeTowne Studios - Delegates, FL
18.03		3650 REIT	HomeTowne Studios - Concord, NC
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA
18.05		3650 REIT	HomeTowne Studios - Columbus, OH
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	Springing	Springing	$0	Lease Sweep Reserve (Springing)
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	$14,147	$3,881	$0	Lease Sweep Reserve (Springing)
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	$6,534	Springing	$0	$0
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	$14,045	$1,222	$0	$0
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	$7,230	$1,206	$0	$0
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	$12,500	$2,097	$0	$0
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	$39,520	Springing	$0	$0
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	$9,373	$583	$0	$0
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	Springing	Springing	$0	$0
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	$7,170	Springing	$0	$0
33.01		3650 REIT	HomeTowne Covington
33.02		3650 REIT	HomeTowne Bentonville
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	$5,222	$500	$0	$0
34.01		3650 REIT	Mooresville Storage
34.02		3650 REIT	Rock Hill Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	Springing	Springing	$0	Lease Sweep Reserve (Springing)

EXH. A - 12

EXHIBIT A

MORTGAGE LOAN SCHEDULE (3650 REIT)

Loan ID #	Originator	Loan Seller	Deal Name	Grace (Late Payment)	Cash-Management Account or Lockbox In-place	General Property Type	Defeasance Allowed	Final Maturity Date
5	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Causeway Square	0	In-Place	Mixed Use	Yes	11/5/2028
6	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Bernardus Lodge & Spa	0	Springing	Hotel	Yes	10/5/2028
12	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Temperance Industrial	0	In-Place	Industrial	Yes	9/5/2028
14	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Culver City Medical	0	In-Place	Office	Yes	1/5/2029
16	Grass River Real Estate Credit Partners REIT LLC	3650 REIT	Desert Marketplace	0	In-Place	Retail	Yes	11/5/2028
17	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	One Lincoln Center	0	Springing	Office	Yes	1/5/2029
18	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	WHG Portfolio	0	Springing	Hotel	Yes	8/5/2028
18.01		3650 REIT	HomeTowne Studios - Casselberry, FL			Hotel
18.02		3650 REIT	HomeTowne Studios - Delegates, FL			Hotel
18.03		3650 REIT	HomeTowne Studios - Concord, NC			Hotel
18.04		3650 REIT	HomeTowne Studios - Chamblee, GA			Hotel
18.05		3650 REIT	HomeTowne Studios - Columbus, OH			Hotel
19	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Country Club Corners	5 (twice during the term)	Springing	Retail	No	12/5/2028
20	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Route 66 Promenade	0	Springing	Retail	Yes	10/5/2028
21	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Mesa Royale Senior Apartments	0	Springing	Multifamily	Yes	1/5/2028
24	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Homewood Suites by Hilton Concord Charlotte	0	Springing	Hotel	Yes	1/5/2029
25	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Fayetteville	0	Springing	Hotel	Yes	9/5/2028
27	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Hampton Inn & Suites Walterboro	0	Springing	Hotel	Yes	9/5/2028
28	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Jewel Osco & State Road Plaza	0	Springing	Retail	Yes	10/5/2028
31	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	El Camino Drive	0	Springing	Office	Yes	1/5/2028
32	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Shops at College Claremont	0	Springing	Retail	Yes	11/5/2028
33	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	R&R REIT Extended Stay	0	Springing	Hotel	Yes	1/5/2029
33.01		3650 REIT	HomeTowne Covington			Hotel
33.02		3650 REIT	HomeTowne Bentonville			Hotel
34	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	Charlotte Storage Portfolio	0	Springing	Self Storage	Yes	9/5/2028
34.01		3650 REIT	Mooresville Storage			Self Storage
34.02		3650 REIT	Rock Hill Storage			Self Storage
36	Grass River Real Estate Credit Partners Loan Funding, LLC	3650 REIT	CVS - Greenfield, IN	0	In-Place	Retail	Yes	10/5/2027

EXH. A - 13

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

1.               Complete Servicing File. All documents comprising the Servicing File will be or have been delivered to the Master Servicer with respect to each Mortgage Loan by the deadlines set forth in the Pooling and Servicing Agreement and/or this Agreement.

2.               Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not an interest in a mortgage loan. Each Mortgage Loan that is part of a Whole Loan is a senior portion (or a pari passu portion of a senior portion) of a whole mortgage loan evidenced by a senior note. Immediately prior to the sale, transfer and assignment to the Depositor, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller), participation (other than a Mortgage Loan that is part of a Whole Loan) or pledge, and the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations (other than with respect to any Intercreditor Agreement with respect to a Whole Loan) (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller), any other ownership interests and other interests on, in or to such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller). The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Depositor constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan (subject to certain agreements regarding servicing and/or defeasance successor borrower rights as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date, between the Master Servicer and the Seller).

3.               Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law and except that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance premiums) may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Insolvency Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

4.               Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, nonjudicial foreclosure subject to the limitations set forth in the Insolvency Qualifications.

5.               Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise agreement includes an executed comfort letter or similar agreement signed by the Mortgagor and franchisor of such property enforceable by the Trust against such franchisor, either directly or as an assignee of the originator. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office.

6.               Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of such Mortgaged Property; and (c) neither Mortgagor nor guarantor has been released from its obligations under the Mortgage Loan. The material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect since February 8, 2019.

7.               Lien; Valid Assignment. Subject to the Insolvency Qualifications, each endorsement and assignment of Mortgage and assignment of Assignment of Leases (if a separate instrument from the Mortgage) from the Seller constitutes a legal, valid and binding endorsement or assignment from the Seller. Each related Mortgage and Assignment of Leases is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee (or if identified on the Mortgage Loan Schedule, leasehold) interest in the Mortgaged Property in the principal amount of such

Mortgage Loan or allocated cut-off date loan amount (subject only to Permitted Encumbrances (as defined below)), except as the enforcement thereof may be limited by the Insolvency Qualifications. Such Mortgaged Property (subject to Permitted Encumbrances) as of origination was, and as of the Cut-off Date to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances, and to the Seller’s knowledge and subject to the rights of tenants, no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender’s title insurance policy (as described below). Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid and enforceable lien on property described therein subject to Permitted Encumbrances, except as such enforcement may be limited by Insolvency Qualifications subject to the limitations described in representation and warranty (11) below. Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements is required in order to effect such perfection.

The assignment of the Mortgage Loans to the Depositor validly and effectively transfers and conveys all legal and beneficial ownership of the Mortgage Loans to the Depositor free and clear of any pledge, lien, encumbrance or security interest (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and any Servicing Rights Purchase Agreement, dated as of the Closing Date between the Master Servicer and the Seller).

8.               Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage, which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record specifically identified in the Title Policy; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan documents do not require to be subordinated to the lien of such Mortgage; and (f) if the related Mortgage Loan constitutes a cross-collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same cross-collateralized group, provided that none of items (a) through (f), individually or in the aggregate, materially interferes with the value, current use or operation of the Mortgaged Property or the security intended to be provided by such Mortgage or with the current ability of the related Mortgaged Property to generate net cash flow sufficient to service the related Mortgage Loan or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Each Title Policy contains no exclusion for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such affirmative insurance is not available in which case such exclusion may exist), (a) that the Mortgaged Property shown on the survey is the same as the property legally described in the Mortgage, and (b) to the extent that the Mortgaged Property consists of two or more adjoining parcels, such parcels are contiguous.

9.             Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, there are no subordinate mortgages or junior liens encumbering the related Mortgaged Property. The Seller has no knowledge of any mezzanine debt related to the Mortgaged Property and secured directly by the ownership interests in the Mortgagor other than as set forth on Exhibit B-32-1.

10.            Assignment of Leases and Rents. There exists as part of the related Mortgage File an Assignment of Leases (either as a separate instrument or incorporated into the related Mortgage). Each related Assignment of Leases creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Insolvency Qualifications; no person other than the related Mortgagor owns any interest in any payments due under such lease or leases that is superior to or of equal priority with the lender’s interest therein. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, a receiver to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

11.            Financing Statements. Each Mortgage Loan or related security agreement establishes a valid security interest in, and a UCC-1 financing statement has been filed (except, in the case of fixtures, the Mortgage constitutes a fixture filing) in all places necessary to perfect a valid security interest in, the personal property (the creation and perfection of which is governed by the UCC) owned by the Mortgagor and necessary to operate any Mortgaged Property in its current use other than (1) non-material personal property, (2) personal property subject to purchase money security interests and (3) personal property that is leased equipment. Each UCC-1 financing statement, if any, filed with respect to personal property constituting a part of the related Mortgaged Property and each UCC-2 or UCC-3 assignment, if any, filed with respect to such financing statement was in suitable form for filing in the filing office in which such financing statement was filed.

12.            Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within four months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date, which indicates that, except as set forth in such engineering report or with respect to which repairs were required to be reserved for or made, all building systems for the improvements of each related Mortgaged Property are in good working order, and further indicates that each related Mortgaged Property (a) is free of any material damage, (b) is in good repair and condition, and (c) is free of structural defects, except to the extent (i) any damage or deficiencies that would not materially and adversely affect the use, operation or value of the Mortgaged Property or the security intended to be provided by such Mortgage or repairs with respect to such damage or deficiencies estimated to cost less than $50,000 in the aggregate per Mortgaged Property; (ii) such repairs have been completed; or (iii) escrows in an aggregate amount consistent with the standards utilized by the Seller with respect to similar loans it originates for securitization have been established, which escrows will in all events be in an aggregate amount not less than the estimated cost of such repairs. The Seller has no knowledge of any material issues with the physical condition of the Mortgaged Property that the Seller believes would have a material adverse effect on the use, operation or value of the Mortgaged Property other than those disclosed in the engineering report and those addressed in sub-clauses (i), (ii) and (iii) of the preceding sentence.

13.            Taxes and Assessments. As of the date of origination and as of the Closing Date, all taxes and governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges) due with respect to the Mortgaged Property (excluding any related personal property) securing a Mortgage Loan that is or if left unpaid could become a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that became due and delinquent and owing prior to the Cut-off Date with respect to each related Mortgaged Property have been paid, or, if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real property taxes, governmental assessments and other outstanding governmental charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

14.            Condemnation. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there is no proceeding pending or threatened for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the use or operation of the Mortgaged Property.

15.            Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Closing Date, there was no pending, filed or threatened action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) title to the Mortgaged Property, (b) the validity or enforceability of the

Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the use, operation or value of the Mortgaged Property, (f) the principal benefit of the security intended to be provided by the Mortgage Loan documents, (g) the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or (h) the current principal use of the Mortgaged Property.

16.            Escrow Deposits. All escrow deposits and payments required pursuant to each Mortgage Loan (including capital improvements and environmental remediation reserves) are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required under the related Mortgage Loan documents are being conveyed by the Seller to the Depositor or its servicer and identified as such with appropriate detail. Any and all requirements under the Mortgage Loan as to completion of any material improvements and as to disbursements of any funds escrowed for such purpose, which requirements were to have been complied with on or before Closing Date, have been complied with in all material respects or the funds so escrowed have not been released unless such release was consistent with proper and prudent commercial mortgage servicing practices or such released funds were otherwise used for their intended purpose. No other escrow amounts have been released except in accordance with the terms and conditions of the related Mortgage Loan documents.

17.            No Holdbacks. The principal amount of the Mortgage Loan stated on the Mortgage Loan Schedule has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs, occupancy, performance or other matters with respect to the related Mortgaged Property), and any requirements or conditions to disbursements of any loan proceeds held in escrow have been satisfied with respect to any disbursement of any such escrow fund prior to the Cut-off Date.

18.            Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all-risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating of at least “A-:VIII” (for a Mortgage Loan with a principal balance below $35 million) and “A:VIII” (for a Mortgage Loan with a principal balance of $35 million or more) from A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” from S&P Global Ratings (collectively the “Insurance Rating Requirements”), in an amount not less than the lesser of (1) the original principal balance of the Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (i) covers a period of not less than 12 months (or with respect to each Mortgage Loan with a principal balance of $35 million or more, 18 months); (ii) for a Mortgage Loan with a principal balance of $50 million or more contains a 180-day “extended period of indemnity”; and (iii) covers the actual loss sustained during restoration.

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If windstorm and/or windstorm related perils and/or “named storms” are excluded from the primary property damage insurance policy the Mortgaged Property is insured by a separate windstorm insurance policy issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount at least equal to 100% of the full insurable value on a replacement cost basis of the Improvements and personalty and fixtures owned by the Mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

The Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including broad-form coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the PML or equivalent was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the PML or equivalent would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings in an amount not less than 100% of the PML or the equivalent.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then-outstanding principal amount of the related Mortgage Loan, the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under the Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or the Non-Serviced Trustee for Non-Serviced Mortgage Loans). Each related Mortgage Loan obligates the related Mortgagor to maintain all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

19.            Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of the Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged Property is a part until the separate tax lots are created.

20.            No Encroachments. To the Seller’s knowledge and based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, (a) all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy, (b) no improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property, or are insured by applicable provisions of the Title Policy and (c) no improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or are insured by applicable provisions of the Title Policy.

21.            No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.

22.            REMIC. The Mortgage Loan is a “qualified mortgage” within the meaning of Code Section 860G(a)(3) (but determined without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan or related Whole Loan was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan or related Whole Loan on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan or related Whole Loan on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (1) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (2) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Mortgage Loan or related Whole Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Code Section 1001, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or related Whole Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan or related Whole Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan or related Whole Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2). All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

23.            Compliance. The terms of the Mortgage Loan documents evidencing such Mortgage Loan, comply in all material respects with all applicable local, state and federal laws and regulations, and the Seller has complied with all material requirements pertaining to the origination of the Mortgage Loans, including but not limited to, usury and any and all other material requirements of any federal, state or local law to the extent non-compliance would have a material adverse effect on the Mortgage Loan.

24.            Authorized to do Business. To the extent required under applicable law, as of the Closing Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan.

25.            Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee, and except in connection with a trustee’s sale after a default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related

security	for such Mortgage Loan, no fees are payable to such trustee except for reasonable fees paid by the Mortgagor.

26.            Local Law Compliance. To the Seller’s knowledge, based solely upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable laws, zoning ordinances, rules, covenants, and restrictions (collectively “Zoning Regulations”) governing the occupancy, use, and operation of such Mortgaged Property or constitute a legal non-conforming use or structure and any non-conformity with zoning laws constitutes a legal non-conforming use or structure which does not materially and adversely affect the use or operation of such Mortgaged Property. In the event of casualty or destruction, (a) the Mortgaged Property may be restored or repaired to the extent necessary to maintain the use of the structure immediately prior to such casualty or destruction, (b) law and ordinance insurance coverage has been obtained for the Mortgaged Property in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations, (c) the inability to restore the Mortgaged Property to the full extent of the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of such Mortgaged Property, or (d) title insurance coverage has been obtained for such nonconformity.

27.            Licenses and Permits. Each Mortgagor covenants in the Mortgage Loan documents that it shall keep all material licenses, permits, franchises, certificates of occupancy, consents, and other approvals necessary for the operation of the Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon any of a letter from any government authorities or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial and multifamily mortgage loans intended for securitization; all such material licenses, permits, franchises, certificates of occupancy, consents, and other approvals are in effect or the failure to obtain or maintain such material licenses, permits, franchises or certificates of occupancy does not materially and adversely affect the use and/or operation of the Mortgaged Property as it was used and operated as of the date of origination of the Mortgage Loan or the rights of a holder of the related Mortgage Loan. The Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located and for the Mortgagor and the Mortgaged Property to be in compliance in all material respects with all regulations, zoning and building laws.

28.            Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan (a) becomes full recourse to the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that, as of the date of origination of the related Mortgage Loan, has assets other than equity in the related Mortgaged Property that are not de minimis) in any of the following events: (i) if any petition for bankruptcy, insolvency, dissolution or liquidation pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by, consented to, or acquiesced in by, the Mortgagor; (ii) Mortgagor or guarantor shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to the Mortgagor or (iii) transfers of either the Mortgaged Property or equity interests in Mortgagor made in violation of the Mortgage Loan documents; and (b) contains provisions providing for recourse against the Mortgagor and guarantor (which is a natural person or persons, or an entity distinct from the Mortgagor (but may be affiliated with the Mortgagor) that, as of the date of origination of the related Mortgage Loan, has assets other than equity in the related Mortgaged Property that are not de minimis), for losses and damages sustained in the case of (i) (A) misapplication, misappropriation or conversion of insurance proceeds or condemnation awards or of rents following an event of default, or (B) any security deposits not delivered to lender upon foreclosure or action in lieu thereof (except to the extent applied in accordance with leases prior to a Mortgage Loan event of default); (ii) the Mortgagor’s fraud or intentional misrepresentation; (iii) willful misconduct by the Mortgagor or guarantor; (iv) breaches of the environmental covenants in the Mortgage Loan documents; or (v) commission of material physical waste at the Mortgaged Property, which may, with respect to this clause (v), in certain instances, be limited to acts or omissions of the related Mortgagor, guarantor, property manager or their affiliates, employees or agents.

29.            Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment of not less than a specified percentage at least equal to 115% of the related allocated loan amount of such portion of the Mortgaged Property, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (defined in representation and warranty (34) below), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2) and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Code Section 860G(a)(3)(A); or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), for any Mortgage Loan originated after December 6, 2010, if the fair market value of the real property constituting such Mortgaged Property after the release (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the principal balance of the Mortgage Loan or related Whole Loan outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions of the Code.

In the case of any Mortgage Loan originated after December 6, 2010, in the event of a taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the Mortgagor can be required to pay down the principal balance of the Mortgage Loan or related Whole Loan in an amount not less than the amount required by the REMIC Provisions of the Code and, to such extent, such amount may not be required to be applied to the restoration of the Mortgaged Property or released to the Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan or related Whole Loan.

In the case of any Mortgage Loan originated after December 6, 2010, no such Mortgage Loan that is secured by more than one Mortgaged Property or that is cross-collateralized with another Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions of the Code.

30.            Financial Reporting and Rent Rolls. Each Mortgage requires the Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements, which annual financial statements (i) with respect to each Mortgage Loan with more than one Mortgagor are in the form of an annual combined balance sheet of the Mortgagor entities (and no other entities), together with the related combined statements of operations, members’ capital and cash flows, including a combining balance sheet and statement of income for the Mortgaged Properties on a combined basis and (ii) for each Mortgage Loan with an original principal balance greater than $50 million, shall be audited by an independent certified public accountant upon the request of the owner or holder of the Mortgage.

31.            Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto, except to the extent that any right to require such coverage may be limited by availability on commercially reasonable terms.

32.            Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due-on-sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, such as transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the Mortgage Loan documents), (a) the related Mortgaged Property, or any controlling equity interest in the related Mortgagor, is directly or indirectly pledged, transferred or sold, other than as related to (i) family and estate planning transfers or transfers upon death or legal incapacity, (ii) transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) transfers of less than a controlling interest in a Mortgagor, (iv) transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, (v) transfers of common stock in publicly traded companies, (vi) a substitution or release of collateral within the parameters of representations and warranties 29 and 34 in this Exhibit B, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan (as set forth on Exhibit B-32-1), or future permitted mezzanine debt (as set forth on Exhibit B-32-2) or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan of any Mortgage Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests, (iii) any Mortgage Loan that is cross-collateralized and cross-defaulted with another Mortgage Loan as set forth on Exhibit B-32-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the mortgagee relative to such transfer or encumbrance.

33.            Single-Purpose Entity. Each Mortgage Loan requires the Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the Mortgagor with respect to each Mortgage Loan with a Cut-off Date Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.

34.            Defeasance. With respect to any Mortgage Loan that, pursuant to the Mortgage Loan documents, can be defeased (a “Defeasance”), (i) the Mortgage Loan documents provide for defeasance as a unilateral right of the Mortgagor, subject to satisfaction of conditions specified in the Mortgage Loan documents; (ii) the Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(ii), the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the Mortgage Loan when due, including the entire remaining principal balance on (A) the maturity date, (B) on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment penalty or (C) if the Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the related Anticipated Repayment Date, and if the Mortgage Loan permits partial releases of real property in connection with partial defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to 115% of the allocated loan amount for the real property to be released; (iv) the defeasance collateral is not permitted to be subject to prepayment, call, or early redemption; (v) the Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above, (vi) if the Mortgagor would continue to own assets in addition to the defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the mortgagee may require such assumption) by a Single-Purpose Entity; (vii) the Mortgagor is required to provide an opinion of counsel that the mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (viii) the Mortgagor is required to pay all rating agency fees associated with defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

35.            Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan and situations where default interest is imposed.

36.            Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land and buildings and other improvements, if any, to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a ground leasehold estate in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns:

(A)       The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. To the Seller’s knowledge, no material change in the terms of the Ground Lease had occurred since its recordation, except by any written instruments which are included in the related Mortgage File;

(B)       The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the lender and that any such action without such consent is not binding on the lender, its successors or assigns;

(C)       The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either borrower or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);

(D)       The Ground Lease is not subject to any interests, estates, liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances;

(E)       The Ground Lease does not place commercially unreasonable restrictions on the identity of the mortgagee and the Ground Lease is assignable to the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the Mortgage Loan and its successors and assigns without the consent of the lessor;

(F)       The Seller has not received any written notice of default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;

(G)       The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default, provides that no notice of default or termination is effective unless such notice is given to the lender, and requires that the ground lessor will supply an estoppel;

(H)       A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;

(I)       The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;

(J)       Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than in respect of a total or substantially total loss or taking as addressed in subpart (K)) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest;

(K)       In the case of a total or substantial taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest; and

(L)       Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.

37.            Servicing. The servicing and collection practices used by the Seller in respect of each Mortgage Loan complied in all material respects with all applicable laws and regulations and was in all material respects legal, proper and prudent, in accordance with Seller’s customary commercial mortgage servicing practices.

38.            ARD Loans. Each Mortgage Loan identified in the Mortgage Loan Schedule as an ARD Loan starts to amortize no later than the Due Date of the calendar month immediately after the calendar month in which such ARD Loan closed and substantially fully amortizes over its stated term, which term is at least 60 months after the related Anticipated Repayment Date. Each ARD Loan has an Anticipated Repayment Date not less than five years following the origination of such Mortgage Loan. If the related Mortgagor elects not to prepay its ARD Loan in full on or prior to the Anticipated Repayment Date pursuant to the existing terms of the Mortgage Loan or a unilateral option (as defined in Treasury Regulations under Code Section 1001) in the Mortgage Loan exercisable during the term of the Mortgage Loan, (i) the Mortgage Loan’s interest rate will step up to an interest rate per annum as specified in the related Mortgage Loan documents; provided, however, that payment of such Excess Interest shall be deferred until the principal of such ARD Loan has been paid in full; (ii) all or a substantial portion of the excess cash flow (which is net of certain costs associated with owning, managing and operating the related Mortgaged Property) collected after the Anticipated Repayment Date shall be applied towards the prepayment of such ARD Loan and once the principal balance of an ARD Loan has been reduced to zero all excess cash flow will be applied to the payment of accrued Excess Interest; and (iii) if the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee on the basis of a debt service coverage test, the subject debt service coverage ratio shall be calculated without taking account of any increase in the related Mortgage Rate on such Mortgage Loan’s Anticipated Repayment Date. No ARD Loan provides that the property manager for the related Mortgaged Property can be removed by or at the direction of the mortgagee solely because of the passage of the related Anticipated Repayment Date.

39.            Rent Rolls; Operating Histories. The Seller has obtained a rent roll (each, a “Certified Rent Roll”) other than with respect to hospitality properties certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Seller has obtained operating histories (the “Certified Operating Histories”) with respect to each Mortgaged Property certified by the related Mortgagor or the related guarantor(s) as accurate and complete in all material respects as of a date within 180 days of the date of origination of the related Mortgage Loan. The Certified Operating Histories collectively report on operations for a period equal to (a) at least a continuous three-year period or (b) in the event the Mortgaged Property was owned, operated or constructed by the Mortgagor or an affiliate for less than three years then for such shorter period of time, it being understood that for mortgaged properties acquired with the proceeds of a Mortgage Loan, Certified Operating Histories may not have been available.

40.            No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the Closing Date, no Mortgage Loan is delinquent (beyond any applicable grace or cure period) in making required payments. To the Seller’s knowledge, there is (a) no, and since origination there has been no, material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in Exhibit C to this Agreement. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.

41.            Bankruptcy. In respect of each Mortgage Loan, as of the date of origination of the Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, the related Mortgagor is not a debtor in any bankruptcy, receivership, conservatorship, reorganization, insolvency, moratorium or similar proceeding.

42.            Organization of Mortgagor. The Seller has obtained an organizational chart or other description of each Mortgagor which identifies all beneficial controlling owners of the

Mortgagor (i.e., managing members, general partners or similar controlling person for such Mortgagor) (the “Controlling Owner”) and all owners that hold a 20% or greater direct ownership share (i.e., the “Major Sponsors”). The Seller (1) required questionnaires to be completed by each Controlling Owner and guarantor or performed other processes designed to elicit information from each Controlling Owner and guarantor regarding such Controlling Owner’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and (2) performed or caused to be performed searches of the public records or services such as Lexis/Nexis, or a similar service designed to elicit information about each Controlling Owner, Major Sponsor and guarantor regarding such Controlling Owner’s, Major Sponsor’s or guarantor’s prior history for at least 10 years regarding any bankruptcies or other insolvencies, any felony convictions, and provided, however, that records searches were limited to the last 10 years. (clauses (1) and (2) collectively, the “Sponsor Diligence”). Based solely on the Sponsor Diligence, to the knowledge of the Seller, no Major Sponsor or guarantor (i) was in a state of federal bankruptcy or insolvency proceeding, (ii) had a prior record of having been in a state of federal bankruptcy or insolvency, or (iii) had been convicted of a felony.

43.            Environmental Conditions. At origination, each Mortgagor represented and warranted that to its knowledge no hazardous materials or any other substances or materials which are included under or regulated by environmental laws are located on, or have been handled, manufactured, generated, stored, processed, or disposed of on or released or discharged from the Mortgaged Property, except as disclosed by a Phase I environmental assessment (or a Phase II environmental assessment, if applicable) delivered in connection with the origination of the Mortgage Loan or except for those substances commonly used in the operation and maintenance of properties of kind and nature similar to those of the Mortgaged Property in compliance with all environmental laws and in a manner that does not result in contamination of the Mortgaged Property. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA (i) did not reveal any known circumstance or condition that rendered the Mortgaged Property at the date of the ESA in material noncompliance with applicable environmental laws or the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) or the need for further investigation, or (ii) if any material noncompliance with environmental laws or the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) 125% of the funds reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint, or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the Cut-off Date, and, as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the environmental issue affecting the related Mortgaged Property was otherwise listed by such governmental authority as administratively “closed” or a reputable environmental consultant has concluded that no further action is required); (D) an environmental policy or a lender’s pollution legal liability insurance policy meeting the requirements set forth below that covers liability for the identified circumstance or condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance; or (F) a party related to the Mortgagor with assets reasonably estimated to be adequate to effect all necessary remediation was identified as the responsible party for such condition or circumstance is required to take action. The ESA will be part of the Servicing File; and to the Seller’s knowledge, except as set forth in the ESA, there is no (i) known circumstance or condition that rendered the Mortgaged Property in material noncompliance with applicable environmental laws, (ii) Environmental Conditions (as such term is defined in ASTM E1527-05 or its successor), or (iii) need for further investigation.

In the case of each Mortgage Loan set forth on Schedule I to this Agreement, (i) such Mortgage Loan is the subject of an environmental insurance policy, issued by the issuer set forth on Schedule I (the “Policy Issuer”) and effective as of the date thereof (the “Environmental Insurance Policy”), (ii) as of the date of origination of the Mortgage Loan and to the Seller’s knowledge as of the Cut-off Date, the Environmental Insurance Policy is in full force and effect, there is no deductible and the Trustee is a named insured under such policy, (iii)(a) a property condition or engineering report was prepared, if the related Mortgaged Property was constructed prior to 1985, with respect to asbestos-containing materials (“ACM”) and, if the related Mortgaged Property is a multifamily property, with respect to radon gas (“RG”) and lead-based paint (“LBP”), and (b) if such report disclosed the existence of a material and adverse LBP, ACM or RG environmental condition or circumstance affecting the related Mortgaged Property, the related Mortgagor (A) was required to remediate the identified condition prior to closing the Mortgage Loan or provide additional security or establish with the mortgagee a reserve in an amount deemed to be sufficient by the Seller, for the remediation of the problem, and/or (B) agreed in the Mortgage Loan documents to establish an operations and maintenance plan after the closing of the Mortgage Loan that should reasonably be expected to mitigate the environmental risk related to the identified LBP, ACM or RG condition, (iv) on the effective date of the Environmental Insurance Policy, the Seller as originator had no knowledge of any material and adverse environmental condition or circumstance affecting the Mortgaged Property (other than the existence of LBP, ACM or RG) that was not disclosed to the Policy Issuer in one or more of the following: (a) the application for insurance, (b) a Mortgagor questionnaire that was provided to the Policy Issuer, or (c) an engineering or other report provided to the Policy Issuer, and (v) the premium of any Environmental Insurance Policy has been paid through the maturity of the policy’s term and the term of such policy extends at least five years beyond the maturity of the Mortgage Loan.

44.            Lease Estoppels. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property leased to a single tenant, the Seller reviewed such estoppel obtained from such tenant no earlier than 90 days prior to the origination date of the related Mortgage Loan, and to the Seller’s knowledge based solely on the related estoppel certificate, the related lease is in full force and effect or if not in full force and effect the related space was underwritten as vacant, subject to customary reservations of tenant’s rights, such as, without limitation, with respect to common area maintenance (“CAM”) and pass-through audits and verification of landlord’s compliance with co-tenancy provisions. With respect to each Mortgage Loan predominantly secured by a retail, office or industrial property, the Seller has received lease estoppels executed within 90 days of the origination date of the related Mortgage Loan that collectively account for at least 65% of the in-place base rent for the Mortgaged Property or set of cross-collateralized properties that secure a Mortgage Loan that is represented on the Certified Rent Roll. To the Seller’s knowledge, each lease represented on the Certified Rent Roll is in full force and effect, subject to customary reservations of tenant’s rights, such as with respect to CAM and pass-through audits and verification of landlord’s compliance with co-tenancy provisions.

45.            Appraisal. The Mortgage File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is a Member of the Appraisal Institute (“MAI”) and, to the Seller’s knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation. The related appraisal contained a statement or was accompanied by a letter from the related appraiser to the effect that the appraisal was performed in accordance with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date the related appraisal was completed.

46.            Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the Mortgage Loan Schedule attached as an exhibit to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by the Pooling and Servicing Agreement to be contained therein.

47.            Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any other mortgage loan that is outside the Mortgage Pool.

48.            Advance of Funds by the Seller. No advance of funds has been made by the Seller to the related Mortgagor, and no funds have been received from any person other than the related Mortgagor or an affiliate, directly, or, to the knowledge of the Seller, indirectly for, or on account of, payments due on the Mortgage Loan. Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the Closing Date.

49.            Compliance with Anti-Money Laundering Laws. The Seller has complied with its internal procedures with respect to all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 in connection with the origination of the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the officers and employees of the Seller directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein. All information contained in documents which are part of or required to be part of a Servicing File, as specified in the Pooling and Servicing Agreement (to the extent such documents exist or existed), shall be deemed to be within the Seller’s knowledge including but not limited to any written notices from or on behalf of the Mortgagor.

“Servicing File”: A copy of the Mortgage File and documents and records not otherwise required to be contained in the Mortgage File that (i) relate to the origination and/or servicing and administration of the Mortgage Loans, (ii) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans or holders of interests therein and (iii) are in the possession or under the control of the Seller, provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

EXHIBIT B-32-1

LIST OF MORTGAGE LOANS WITH CURRENT MEZZANINE DEBT

Loan #	Mortgage Loan
5	Causeway Square
16	Desert Marketplace
19	Country Club Corners

 B-32-1-1

EXHIBIT B-32-2

LIST OF MORTGAGE LOANS WITH PERMITTED MEZZANINE DEBT

Loan #	Mortgage Loan
5	Causeway Square
6	Bernardus Lodge & Spa

 B-32-2-1

EXHIBIT B-32-3

LIST OF CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS

None.

 B-32-3-1

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	Culver City Medical (Loan No. 14)	The Mortgaged Property is subject to a certain Declaration of Covenants, Conditions and Restrictions dated as of August 9, 2006 (the “Culver City Declaration”), pursuant to which (i) Southern California Hospital at Culver City (“SCH Hospital”) has a right of first refusal (“ROFR”) to lease any vacant space at such Mortgaged Property and (ii) the Mortgaged Property is restricted to a set of permitted uses such as doctor's offices, dental offices or pharmaceutical offices. However, within the range of permitted uses there are a number of services (such as outpatient surgery, physical therapy or urgent care) that are reserved exclusively for SCH Hospital and are excluded as permissible uses within the Mortgaged Property, unless SCH Hospital consents to such use. If SCH Hospital (i) disapproves any proposed lease subject to the Culver City Declaration and such space continues to remain vacant for 90 days or (ii) declares a breach that the Mortgagor has executed a lease for vacant space at the Mortgaged Property in violation of the Culver City Declaration, an affiliate of the Mortgagor will enter into one or more master lease agreements with the Mortgagor in accordance to the loan documents. The rental obligations under any such master lease agreements are required to be guaranteed by the sponsor of the Mortgagor.
7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	Desert Marketplace (Loan No. 16)	Tenant Smith’s Food & Drug Centers, Inc. has a ROFR to purchase its leased premises under its related fuel center lease if the Mortgagor receives an offer from a bona fide third-party offeror to purchase such leased premises. The Mortgagor is required to provide the tenant with written notice of its intent to sell the leased premises, from which time the tenant will have 30 days to accept the proposed terms for the sale of the leased premises. A subordination non-disturbance and attornment agreement (“SNDA”) was executed that specifically subordinates the ROFR to the Mortgage Loan.
7 (Lien; Valid Assignment)	Desert Marketplace (Loan No. 16)	Tenant Walgreen Co. has a continuous right of first opportunity (“ROFO”) to purchase its leased portion of the

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
8 (Permitted Liens; Title Insurance)		Mortgaged Property (the “Walgreen Leased Premises”) if the Walgreen Leased Premises is offered for sale separate from the entire mortgaged collateral. Pursuant to the tenant’s lease, the Mortgagor is required to deliver to the tenant notice that it intends to sell the Walgreen Leased Premises (the “Purchase ROFO Notice”), and the Purchase ROFO Notice is required to set forth the terms and conditions at which the Mortgagor intends to sell the Walgreen Leased Premises. The tenant will have 10 business days after receipt of the Purchase ROFO Notice to exercise its ROFO and accept the terms and conditions set forth in the Purchase ROFO Notice. In the event that the tenant fails to exercise its ROFO within 10 business days, the ROFO will be deemed waived with respect to the Purchase ROFO Notice and the Mortgagor may offer to sell the Walgreen Leased Premises to third parties; provided, however, that (i) if the terms and conditions of any sale materially change such that the purchase price or other monetary considerations of the sale are 10.0% or more favorable to the third party than those set forth in the Purchase ROFO Notice or (ii) if the Mortgagor fails to close on the sale of the Walgreen Leased Premises within 6 months after the date of the Purchase ROFO Notice, then the Mortgagor will be obligated to re-offer the Walgreen Leased Premises to the tenant prior to entering into a purchase and sale agreement with any third party. However, the tenant’s ROFO is triggered only upon the sale of the Walgreen Leased Premises separate and apart from the entire mortgaged collateral, which is not permitted under the related Mortgage Loan documents. In addition, the ROFO does not apply in the event of a foreclosure of the entire Mortgaged Property. The lease is scheduled to terminate on March 31, 2054, subject to sooner termination at tenant’s option pursuant to the terms of the lease.
7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	WHG Portfolio (Loan No. 18) R&R REIT Extended Stay (Loan No. 33)	HomeTowne Studios, LLC, the related franchisor, has an ongoing ROFR to purchase the Mortgaged Property if the Mortgagor receives an offer from a bona fide third-party offeror to purchase such Mortgaged Property. In connection with such sale or transfer, the Mortgagor shall first obtain a bona fide executed, written offer and submit a copy of such offer to the franchisor, from which time the franchisor will have 30 days to accept the proposed terms for the sale of the Mortgaged Property. If the franchisor does not exercise its ROFR within such 30-day period, the Mortgagor may

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
complete its sale to a bona fide purchaser, which sale must be completed within one year after the Mortgagor’s initial delivery of the related offer to the franchisor. A comfort letter was obtained in connection with the origination of the Mortgage Loan which provides that the ROFR does not apply in the event of a foreclosure of the Mortgaged Property.
7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	Country Club Corners (Loan No. 19)

Tenant Publix has a ROFR to purchase all or a portion, as the case may be, of the building in which Publix is a tenant if the Mortgagor receives an offer from a bona fide third-party offeror to purchase all or a portion of such building. The Mortgagor is required to provide the tenant with written notice of its intent to sell the applicable premises, from which time the tenant will have 30 days to accept the proposed terms for the sale of the premises. Pursuant to a SNDA, Publix’ ROFR shall not apply to a successor landlord through a foreclosure, deed-in-lieu of foreclosure or any other enforcement action under the related Mortgage; provided, however, that such ROFR shall apply to subsequent purchasers of the premises.

In addition, the Mortgaged Property subject to the following declarations: (i) a Declaration of Restrictions, Covenants and Conditions dated July 29, 2015, as amended on January 12, 2016 and May 14, 2028, which provides for certain use restrictions related to competition with the tenant Publix; and (ii) two Declarations of Restrictive Covenants in favor of the Florida Department of Environmental Protection, each dated October 30, 2015, which declarations generally (a) restrict the use of groundwater at the Mortgaged Property and (b) prohibit certain uses of the Mortgaged Property including, but not limited to, residential, agricultural, recreational, hotel and lodging, educational facilities and daycare services.

7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	Jewel Osco & State Road Plaza (Loan No. 28)	Tenant Jewel-Osco has an ongoing ROFR to purchase its leased premises if the Mortgagor receives an offer from a bona fide third-party offeror to purchase such leased premises. The Mortgagor is required to provide the tenant with written notice of its intent to sell the leased premises, from which time the tenant will have 20 days to accept the proposed terms for the sale of the leased premises. In the event that Jewel-Osco does not exercise such option within such 20-day period, the Mortgagor may sell the leased premises to any other person, within nine months after giving such written notice to the tenant, on terms substantially

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
similar to the initial offer and for a sale price that is not less than 95% of the intended sale price previously reported to the tenant.
7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	Shops at College Claremont (Loan No. 32)	The Mortgaged Property is subject to a Declaration of Easements with Covenants and Restrictions Affecting Land, recorded on January 24, 2014, which declaration generally (i) provides for certain access, parking and utility easements and (ii) prohibits the Mortgaged Property from being used for certain purposes, including, but not limited to, pawnbrokers, businesses whose primary business is check-cashing, bars, tattoo parlors, dollar stores and hotels.
7 (Lien; Valid Assignment) 8 (Permitted Liens; Title Insurance)	CVS – Greenfield, IN (Loan No. 36)	The single tenant at the Mortgaged Property, CVS, has an ongoing ROFR to purchase all or a portion of its leased premises lease if the Mortgagor receives an offer from a bona fide third-party offeror to purchase such leased premises. The Mortgagor is required to provide the tenant with written notice of its intent to sell the leased premises, from which time the tenant will have 20 days to accept the proposed terms for the sale of the leased premises. In the event that CVS does not exercise such option within such 20-day period, CVS shall be deemed to have waived its ROFR with respect to the contemplated sale.
12 (Condition of Property)	Mesa Royale Senior Apartments (Loan No. 21) El Camino Drive (Loan No. 31) CVS – Greenfield, IN (Loan No. 36)	The mortgage loan seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property more than 12 months prior to the Cut-off Date.
15 (Actions Concerning Mortgage Loan)	Desert Marketplace (Loan No. 16)	The guarantor of the Mortgagor, The Walters Group, disclosed that in July 2017 its founder, William Walters, was sentenced to five years in federal prison and ordered to pay a $10,000,000 fine following a conviction on insider trading charges, including ten counts of fraud and conspiracy. The guarantor reported that William Walters has no direct or indirect involvement in the Mortgaged Property, the borrower or the Mortgage Loan and is no longer a member of The Walters Group.
18 (Insurance)	Bernardus Lodge & Spa (Loan No. 6)	The loan documents permit required insurance to be provided

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
by a syndicate, subject to certain conditions including, but not limited to: (i) 60% (if five or more) or 75% (if four or fewer) of aggregate policy limits must be provided by carriers with a rating of “A” or better by S&P or a rating of “A2” or better by Moody’s; and (ii) each carrier in syndicate must have minimum rating of “BBB” by S&P or a minimum rating of “Baa2” by Moody’s.

In addition, the loan documents require business interruption or rental loss insurance which covers 100% of the projected gross revenue from the property (less non-continuing expenses), as opposed to 100% of the projected gross income from the property on an “actual loss sustained” basis.

18 (Insurance)	Desert Marketplace (Loan No. 16)	The Mortgage Loan documents permit the required property insurance for the Walgreen Leased Premises to be maintained by tenant Walgreen Co. Subject to certain conditions, including Walgreen’s lease being in full force and effect and tenant and lease guarantor maintaining a rating from S&P of at least “BBB-,” the loan documents permit the related property insurance program to be self-insured by the tenant.
18 (Insurance)	CVS – Greenfield, IN (Loan No. 36)	The Mortgage Loan documents permit the required property insurance for the Mortgaged Property to be maintained by the sole tenant, CVS. Subject to certain conditions, including CVS’s lease being in full force and effect and the credit rating of CVS remaining Investment Grade, the loan documents permit the related property insurance program to be self-insured by the tenant.
28 (Recourse Obligations)	All 3650 REIT Mortgage Loans (Loan Nos. 5, 6, 12, 14, 16, 17, 18, 19, 20, 21, 24, 25, 27, 28, 31, 32, 33, 34 and 36)	The related Mortgage Loan documents may provide for recourse against the related Mortgagor and guarantor in the event that such Mortgagor or guarantor “solicits or causes to be solicited petitioning creditors” to cause an involuntary bankruptcy filing with respect to such Mortgagor, rather than that such Mortgagor or guarantor “colluded with other creditors” to do so. In addition, with respect to clause (b)(v), the related Mortgage Loan documents may limit recourse for the related Mortgagor’s commission of material physical waste only to the extent that such waste was intentional.
28 (Recourse Obligations)	Bernardus Lodge & Spa (Loan No. 6)	With respect to clause (b)(i)(A), the relevant provisions of the Mortgage Loan documents address misappropriation or conversion, but do not specifically address misapplication.

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
29 (Mortgage Releases)	All 3650 REIT Mortgage Loans (Loan Nos. 5, 6, 12, 14, 16, 17, 18, 19, 20, 21, 24, 25, 27, 28, 31, 32, 33, 34 and 36)	If the subject Mortgage Loan is included in a REMIC and the loan-to-value ratio of the related Mortgaged Property following a condemnation exceeds 125%, the related Mortgagor may be able to avoid having to pay down the subject Mortgage Loan if it delivers an opinion of counsel to the effect that the failure to make such pay down will not cause such REMIC to fail to qualify as such.
31 (Acts of Terrorism Exclusion)	Homewood Suites by Hilton Concord Charlotte (Loan No. 24) Hampton Inn & Suites Fayetteville (Loan No. 25) Hampton Inn & Suites Walterboro (Loan No. 27)	The Mortgage Loan documents provide that if TRIPRA or a successor statute is not in effect, the Mortgagor shall not be required to spend on terrorism insurance more than two times the cost of the premium for a separate “special form” or “all risks” policy or equivalent policy insuring only the Mortgaged Property on a standalone basis at the time that any terrorism coverage is excluded from any applicable policy (but the Mortgagor shall be obligated to purchase the maximum amount of terrorism insurance available with funds equal to two times the cost of such premium).
33 (Single-Purpose Entity)	Culver City Medical (Loan No. 14)	The Mortgage Loan has a Cut-off Date Balance of $20 million or more but no counsel’s opinion regarding non-consolidation of the Mortgagor was obtained at origination of such Mortgage Loan. The Mortgage Loan documents provide that the lender may require the Mortgagor to (i) provide a counsel’s opinion regarding non-consolidation of the Mortgagor and (ii) appoint one independent director.
33 (Single-Purpose Entity)	Country Club Corners (Loan No. 19)	The Mortgage Loan has a Cut-off Date Balance of $20 million or more but no counsel’s opinion regarding non-consolidation of the Mortgagor was obtained at origination of such Mortgage Loan.
43 (Environmental Conditions)	Causeway Square (Loan No. 5)	With respect to the Mortgaged Property, the related Phase I environmental site assessment identified a recognized environmental condition (“REC”) at the Mortgaged Property relating to a prior petroleum release from a gasoline station that was previously located at such Mortgaged Property. The environmental consultant reported that soil and groundwater remediation were previously conducted, but the regulatory status of the REC remains open. The REC is considered to be sufficiently addressed, and nothing further is recommended for following reasons: (i) In May 2018, the Mortgaged Property entered into the Florida DEP’s Petroleum Restoration Program Low Scored Site Initiative, pursuant to

Representation	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
which the State will fund additional investigation until it is established that there is no remaining concern at the Mortgaged Property and regulatory closure is obtained. EBI Consulting (“EBI”) provided an opinion of probable cost (“OPC”), dated October 18, 2018, that concluded that the cost of obtaining closure would not exceed the $1,000,000 limit of funds available in the Florida cleanup program for this purpose. It is unknown whether Florida will undertake any further action at the Mortgaged Property or when the State will determine the remediation to be complete; and (ii) a sub-slab vapor investigation has been conducted which concluded, as detailed in a November 13, 2018 letter by an environmental consultant, that none of the tested constituents was found to be above EPA screening levels. In its OPC letter, EBI reported that there is no risk from direct contact with the residual contamination because the Mortgaged Property is capped with a new building foundation and other improvements and that the groundwater is not a potable water source.
45 (Appraisal)	Mesa Royale Senior Apartments (Loan No. 21) El Camino Drive (Loan No. 31) CVS – Greenfield, IN (Loan No. 36)	The Mortgage File contains an appraisal of the Mortgaged Property with an appraisal date that is more than 12 months prior to the Closing Date.

EXHIBIT D-1

FORM OF OFFICER’S CERTIFICATE

Grass River Real Estate Credit Partners Loan Funding, LLC (“Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of February 28, 2019 (the “Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., Grass River Real Estate Credit Partners REIT LLC and Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B to the Agreement).

2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof and no event has occurred which would constitute a default on the part of the Seller under the Agreement.

3.	Neither the Prospectus, dated March 1, 2019 (the “Prospectus”), relating to the offering of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates, nor the Offering Circular, dated March 1, 2019 (the “Offering Circular”), relating to the offering of the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class NR-RR and Class R Certificates, in the case of each of the Prospectus and the Offering Circular as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller (including in its capacity as a “sponsor” or “originator” within the meaning of Regulation AB or Regulation RR) and/or the Seller’s affiliates (to the extent such affiliate is not an Underwriter or Initial Purchaser), the Mortgage Loans (including any related Whole Loan, including, without limitation, the servicing terms thereof if not serviced under the Pooling and Servicing Agreement, including identification of the parties to the related Non-Serviced PSA), the related borrowers, the related Mortgaged Properties, any originator or co-originator relating to any Mortgage Loan, and/or any subservicers of the Mortgage Loans that the Seller has required the Master Servicer to retain following the Closing Date (provided that such information shall not include (A) any information regarding the structure and basic parameters of, payments on, or allocation of losses and shortfalls, to the Certificates, (B) any information regarding the terms and conditions of the Pooling and Servicing Agreement, the Agreement (other than the exceptions to the loan-specific representations and warranties set forth on Exhibit C attached thereto), the Underwriting Agreement or the Certificate Purchase Agreement or (C) any information that represents an aggregation or other manipulation of the information in the Loan Detail that is otherwise correct).

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Indemnification Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [__]th day of [____], 2019.

Grass River Real Estate Credit Partners Loan Funding, LLC

By:
Name:
Title:

.EXHIBIT D-2

FORM OF OFFICER’S CERTIFICATE

Grass River Real Estate Credit Partners REIT LLC (“Guarantor”) hereby certifies as follows:

All of the representations and warranties of the Guarantor under Section 6(a) of the Mortgage Loan Purchase Agreement, dated as of February 28, 2019, (the “Agreement”), between Credit Suisse Commercial Mortgage Securities Corp., Grass River Real Estate Credit Partners Loan Funding, LLC and Guarantor, are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Indemnification Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [__]th day of [____], 2019.

Grass River Real Estate Credit Partners REIT LLC

By:
Name:
Title:

EXHIBIT E

FORM OF DILIGENCE FILE CERTIFICATION

Reference is hereby made to that certain Pooling and Servicing Agreement, dated March 1, 2019, and that certain Mortgage Loan Purchase Agreement, dated February 28, 2019 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”), Grass River Real Estate Credit Partners REIT LLC and Credit Suisse Commercial Mortgage Securities Corp. In accordance with Section 5(k) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor, the Master Servicer, the Certificate Administrator, the Special Servicer, the Trustee, the Operating Advisor and the Asset Representations Reviewer, as follows:

1.	The Seller has reviewed the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan uploaded to the Designated Site (as defined in the Pooling and Servicing Agreement); and

2.	Each Diligence File contains all documents and information required under the definition of “Diligence File” and such Diligence File is organized and categorized in accordance with the electronic file structure reasonably agreed to by the Depositor and Seller.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the [___] day of [__], 2019.

[SELLER]

By:
Name:
Title:

E-1

EXHIBIT F

FORM OF PRELIMINARY SELLER SUB-CERTIFICATION

I, [identity of certifying individual], the [title] of [name of seller] (the “Seller”) hereby certifies as of [THE DATE OF THE PRELIMINARY PROSPECTUS], 2019 to Charles Y. Lee, President and CEO of the Purchaser, and with the knowledge and intent that he will rely upon this certification in connection with the certification to be signed by him and submitted to the Securities and Exchange Commission pursuant to Regulation AB that:

1.	I have reviewed the preliminary prospectus (the “Prospectus”) relating to CSAIL 2019-C15 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2019-C15 (the “Securities”) and am familiar with, in all material respects, (a) the characteristics of the loans underlying the offering that will be conveyed by the Seller to Credit Suisse Commercial Mortgage Securities Corp. (the “Seller’s Loans”), and (b) all material underlying transaction agreements to which the Seller is a party and entered into by Seller in connection with the securitization of the Seller’s Loans;

2.	Based on my knowledge, the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, but only if and to the extent that any such untrue statement or omission relates to the Seller or the Seller’s Loans; and

3.	Based on my knowledge, the Prospectus and other information included in the registration statement of which it will be a part and provided to me for review fairly present, in all material respects, the characteristics of the Seller’s Loans, including the risks relating to the Seller’s Loans that would affect the cash flows available to service payments or distributions on the Securities in accordance with their terms.

This Certification is being signed by me solely in my capacity as a duly authorized [senior officer of the Seller][representative of the Seller directly responsible for the underwriting, origination and/or sale of the Seller’s Loans], and not in my individual capacity. This Certification is solely for the benefit of Charles Y. Lee and not for the benefit of any other party or person.

By:
Name:
Title:

F-1

SCHEDULE I

MORTGAGED PROPERTY FOR WHICH ENVIRONMENTAL INSURANCE IS MAINTAINED

Mortgaged Property	Policy Issuer
Route 66 Promenade	Zurich Insurance Group

 Sch. I-1

Exhibit G

FORM OF LIMITED POWER OF ATTORNEY

RECORDING REQUESTED BY:
Grass River Real Estate Credit Partners Loan Funding, LLC

AND WHEN RECORDED MAIL TO:

[_____]
[_____]
[_____]
Attention: [_____]

LIMITED POWER OF ATTORNEY
(Midland Loan Services, a Division of PNC Bank, National Association)

KNOW ALL MEN BY THESE PRESENTS, that Grass River Real Estate Credit Partners Loan Funding, LLC, a Delaware limited liability company, not in its individual capacity but solely as seller (“Seller”) under the Mortgage Loan Purchase Agreement (defined below) hereby constitutes and appoints each of Midland Loan Services, a Division of PNC Bank, National Association (“Midland”), as Attorney-In-Fact, by and through any duly appointed officers and employees, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in item (1) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the Mortgage Loan Purchase Agreement dated as of February 28, 2019 (the “Mortgage Loan Purchase Agreement”) by and among Credit Suisse Commercial Mortgage Securities Corp., a Delaware corporation, as Depositor, and Grass River Real Estate Credit Partners Loan Funding, LLC, as Seller, and no power is granted hereunder to take any action that would be adverse to the interests of the Seller.

(1) To perform any and all acts which may be necessary or appropriate to enable Midland as Master Servicer and as Special Servicer to take such action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to the Mortgage Loans (as defined in the Mortgage Loan Purchase Agreement) and any Serviced Companion Loans which have not been delivered, assigned or recorded at the time required for enforcement as provided in the Mortgage Loan Purchase Agreement, giving and granting unto Midland as Master Servicer and as Special Servicer full power and authority to do and perform any and every lawful act necessary,

Exh. G-1

requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that Midland as Master Servicer and as Special Servicer shall lawfully do or cause to be done by virtue hereof.

This appointment is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a general power of attorney.

Midland hereby agrees, by virtue of the use of or exercise of any rights under this Limited Power of Attorney, to indemnify and hold Grass River Real Estate Credit Partners Loan Funding, LLC, as Seller, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Seller by reason or result of the misuse of this Limited Power of Attorney by Midland. The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the Mortgage Loan Purchase Agreement or the earlier resignation or removal of either Midland, as Master Servicer under the PSA or as Special Servicer under the PSA.

Exh. G-2

IN WITNESS WHEREOF, the undersigned caused this power of attorney to be executed as of the [__] day of [____], 2019.

Grass River Real Estate Credit Partners Loan Funding, LLC

By:
Name:
Title:

G-3

STATE OF	)
) ss.:
COUNTY OF	)

On the ___ day of ________, ____, before me, a notary public in and for said State, personally appeared ________ known to me to be a _________ of Grass River Real Estate Credit Partners Loan Funding, LLC, and also known to me to be the person who executed it on behalf of such limited liability company, and acknowledged to me that such _______ executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

[SEAL]

My commission expires:

G-4